EXHIBIT II

EUROPEAN INVESTMENT BANK EXHIBIT II Schedule of debts evidenced by certificates as of December 31, 2021 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) AUD 18430100 21/06/2011 TF 0.50 21/06/2023 -643,000,000 -643,000,000 -411,783,541 -466,386,038 AUD 18570100 21/07/2011 TF 0.50 21/07/2023 -480,200,000 -480,200,000 -307,524,816 -348,302,606 AUD 18690100 10/08/2011 TF 0.50 10/08/2023 -455,000,000 -455,000,000 -291,386,487 -330,024,336 AUD 18790100 26/10/2011 TF 0.50 26/10/2023 -220,000,000 -220,000,000 -140,890,170 -159,572,206 AUD 19240100 10/04/2012 TF 6.45 10/04/2042 -30,000,000 -30,000,000 -19,212,296 -21,759,846 AUD 19480100 22/08/2012 TF 5.00 22/08/2022 -650,000,000 -650,000,000 -416,266,411 -471,463,337 AUD 19480200 22/01/2013 TF 5.00 22/08/2022 -400,000,000 -400,000,000 -256,163,945 -290,131,284 AUD 19480300 20/03/2013 TF 5.00 22/08/2022 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 19480400 18/07/2017 TF 5.00 22/08/2022 -250,000,000 -250,000,000 -160,102,466 -181,332,053 AUD 19480500 01/08/2017 TF 5.00 22/08/2022 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 19480600 11/10/2017 TF 5.00 22/08/2022 -400,000,000 -400,000,000 -256,163,945 -290,131,284 AUD 20700100 07/02/2014 TF 4.75 07/08/2024 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 20700200 07/03/2014 TF 4.75 07/08/2024 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 20700300 19/05/2014 TF 4.75 07/08/2024 -150,000,000 -150,000,000 -96,061,479 -108,799,232 AUD 20700400 20/06/2014 TF 4.75 07/08/2024 -225,000,000 -225,000,000 -144,092,219 -163,198,847 AUD 20700500 08/05/2018 TF 4.75 07/08/2024 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 20700600 23/01/2019 TF 4.75 07/08/2024 -550,000,000 -550,000,000 -352,225,424 -398,930,516 AUD 20700700 09/07/2021 TF 4.75 07/08/2024 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 20700800 11/11/2021 TF 4.75 07/08/2024 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 21680100 17/04/2015 TF 2.90 17/10/2025 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 21680200 21/01/2020 TF 2.90 17/10/2025 -400,000,000 -400,000,000 -256,163,945 -290,131,284 AUD 21770100 02/07/2015 TF 3.65 02/07/2040 -65,000,000 -65,000,000 -41,626,641 -47,146,334 AUD 21820100 27/07/2015 TF 3.73 27/07/2040 -78,712,312 -84,685,599 -54,233,493 -61,424,854 AUD 22130100 17/02/2016 TF 3.10 17/08/2026 -150,000,000 -150,000,000 -96,061,479 -108,799,232 AUD 22130200 23/05/2016 TF 3.10 17/08/2026 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 22130300 25/11/2016 TF 3.10 17/08/2026 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 22130400 31/01/2017 TF 3.10 17/08/2026 -150,000,000 -150,000,000 -96,061,479 -108,799,232 AUD 22130500 30/03/2017 TF 3.10 17/08/2026 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 22130600 30/05/2017 TF 3.10 17/08/2026 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 22130700 22/02/2019 TF 3.10 17/08/2026 -300,000,000 -300,000,000 -192,122,959 -217,598,463 AUD 22130800 25/01/2021 TF 3.10 17/08/2026 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 23100100 03/08/2017 TF 3.30 03/02/2028 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 23100200 28/09/2017 TF 3.30 03/02/2028 -125,000,000 -125,000,000 -80,051,233 -90,666,026 AUD 23100300 16/01/2018 TF 3.30 03/02/2028 -175,000,000 -175,000,000 -112,071,726 -126,932,437 AUD 23100400 05/02/2018 TF 3.30 03/02/2028 -400,000,000 -400,000,000 -256,163,945 -290,131,284 AUD 23100500 12/03/2018 TF 3.30 03/02/2028 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 23100600 18/05/2018 TF 3.30 03/02/2028 -150,000,000 -150,000,000 -96,061,479 -108,799,232 AUD 23100700 06/08/2019 TF 3.30 03/02/2028 -150,000,000 -150,000,000 -96,061,479 -108,799,232 AUD 23100800 03/02/2020 TF 3.30 03/02/2028 -150,000,000 -150,000,000 -96,061,479 -108,799,232 AUD 23100900 02/07/2021 TF 3.30 03/02/2028 -125,000,000 -125,000,000 -80,051,233 -90,666,026 AUD 23170100 12/01/2018 TF 2.70 12/01/2023 -750,000,000 -750,000,000 -480,307,397 -543,996,158 AUD 23510100 18/06/2018 TF 3.30 25/05/2029 -250,000,000 -250,000,000 -160,102,466 -181,332,053 AUD 23510200 05/07/2019 TF 3.30 25/05/2029 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 23940100 11/06/2019 TF 1.70 15/11/2024 -400,000,000 -400,000,000 -256,163,945 -290,131,284 AUD 23940200 07/04/2021 TF 1.70 15/11/2024 -300,000,000 -300,000,000 -192,122,959 -217,598,463 AUD 23940300 27/07/2021 TF 1.70 15/11/2024 -400,000,000 -400,000,000 -256,163,945 -290,131,284 AUD 24010100 25/07/2019 TF 1.45 25/01/2024 -300,000,000 -300,000,000 -192,122,959 -217,598,463 AUD 24520100 26/05/2020 TF 1.40 28/05/2030 -350,000,000 -350,000,000 -224,143,452 -253,864,874 AUD 24520200 26/02/2021 TF 1.40 28/05/2030 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 24850100 15/01/2021 TF 0.75 15/07/2027 -1,250,000,000 -1,250,000,000 -800,512,328 -906,660,263 AUD 24950100 27/01/2021 TF 1.30 27/01/2031 -300,000,000 -300,000,000 -192,122,959 -217,598,463 AUD 24950200 16/02/2021 TF 1.30 27/01/2031 -100,000,000 -100,000,000 -64,040,986 -72,532,821 1

AUD 24950300 25/02/2021 TF 1.30 27/01/2031 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 24950400 30/04/2021 TF 1.30 27/01/2031 -100,000,000 -100,000,000 -64,040,986 -72,532,821 AUD 25000100 19/02/2021 TF 1.90 19/02/2036 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD 25290100 04/08/2021 TF 0.11 04/08/2023 -250,000,000 -250,000,000 -160,102,466 -181,332,053 AUD 25310100 16/08/2021 TF 0.13 16/08/2023 -200,000,000 -200,000,000 -128,081,972 -145,065,642 AUD XS2307743232 24/02/2021 TF 0.08 23/02/2022 -50,000,000 -49,993,818 -32,016,534 -36,261,926 AUD XS2310743922 02/03/2021 TF 0.12 01/03/2022 -50,000,000 -49,990,428 -32,014,363 -36,259,468 AUD XS2327290586 29/03/2021 TF 0.09 28/03/2022 -150,000,000 -149,967,405 -96,040,605 -108,775,589 AUD XS2361668648 02/07/2021 TF 0.02 01/07/2022 -150,000,000 -149,982,941 -96,050,555 -108,786,858 AUD XS2404883295 01/11/2021 TF 0.80 31/10/2022 -25,000,000 -24,832,466 -15,902,956 -18,011,688 -15,146,912,312.00 -15,152,652,656.36 -9,703,908,200.73 -10,990,646,428.15 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CAD 07810100 15/11/2004 TF 5.40 05/01/2045 -222,300,000 -222,300,000 -154,450,080 -174,930,160 CAD 12920100 30/01/2007 TF 4.60 30/01/2037 -284,303,000 -284,303,000 -197,528,660 -223,720,960 CAD 13080100 21/03/2007 TF 4.52 28/05/2037 -183,019,121 -200,126,097 -139,044,047 -157,481,288 CAD 13080200 21/03/2007 TF 4.54 28/05/2037 -91,192,397 -99,755,814 -69,308,562 -78,498,878 CAD 23220100 18/01/2018 TF 2.38 18/01/2023 -700,000,000 -700,000,000 -486,347,530 -550,837,213 CAD 23550100 06/07/2018 TF 2.38 06/07/2023 -1,250,000,000 -1,250,000,000 -868,477,732 -983,637,880 CAD 23910100 16/05/2019 TV 0.37 24/05/2022 -3,000,000 -3,000,000 -2,084,347 -2,360,731 CAD 24030100 30/07/2019 TF 1.75 30/07/2024 -800,000,000 -800,000,000 -555,825,749 -629,528,243 CAD 24030200 30/09/2020 TF 1.75 30/07/2024 -600,000,000 -600,000,000 -416,869,311 -472,146,182 CAD 24030300 09/07/2021 TF 1.75 30/07/2024 -100,000,000 -100,000,000 -69,478,219 -78,691,030 CAD 24090100 23/09/2019 TF 1.70 23/09/2022 -500,000,000 -500,000,000 -347,391,093 -393,455,152 CAD 24260100 22/01/2020 TF 1.90 22/01/2025 -500,000,000 -500,000,000 -347,391,093 -393,455,152 CAD 24260200 09/07/2021 TF 1.90 22/01/2025 -600,000,000 -600,000,000 -416,869,311 -472,146,182 CAD 24920100 28/01/2021 TF 1.00 28/01/2028 -1,000,000,000 -1,000,000,000 -694,782,186 -786,910,304 -6,833,814,518.18 -6,859,484,910.86 -4,765,847,919.72 -5,397,799,353.87 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CHF 12040100 30/06/2006 TF 3.13 30/06/2036 -218,200,000 -218,200,000 -211,208,983 -239,215,294 CHF 12040200 21/07/2006 TF 3.13 30/06/2036 -75,000,000 -75,000,000 -72,597,038 -82,223,405 CHF 12040300 16/11/2007 TF 3.13 30/06/2036 -75,000,000 -75,000,000 -72,597,038 -82,223,405 CHF 12040400 06/02/2009 TF 3.13 30/06/2036 -222,500,000 -222,500,000 -215,371,213 -243,929,436 CHF 13550100 15/10/2007 TF 3.38 15/10/2027 -200,000,000 -200,000,000 -193,592,101 -219,262,414 CHF 16670100 11/02/2010 TF 2.63 11/02/2025 -160,000,000 -160,000,000 -154,873,681 -175,409,931 CHF 16670200 02/03/2011 TF 2.63 11/02/2025 -75,000,000 -75,000,000 -72,597,038 -82,223,405 CHF 17110100 23/04/2010 TF 2.63 23/04/2030 -100,000,000 -100,000,000 -96,796,051 -109,631,207 CHF 17500100 24/08/2010 TF 2.00 24/08/2022 -58,600,000 -58,600,000 -56,722,486 -64,243,887 CHF 17500200 24/08/2010 TF 2.00 24/08/2022 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 17500300 31/05/2011 TF 2.00 24/08/2022 -150,000,000 -150,000,000 -145,194,076 -164,446,811 CHF 17500400 31/05/2011 TF 2.00 24/08/2022 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 17500500 26/07/2011 TF 2.00 24/08/2022 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 17560100 18/08/2010 TF 2.17 18/08/2025 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 17660100 06/10/2010 TF 2.00 06/10/2031 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 17810100 30/11/2010 TF 2.00 30/11/2035 -100,000,000 -100,000,000 -96,796,051 -109,631,207 CHF 18850100 23/11/2011 TF 1.63 23/11/2023 -38,000,000 -38,000,000 -36,782,499 -41,659,859 CHF 18850200 23/11/2011 TF 1.63 23/11/2023 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 18850300 20/04/2012 TF 1.63 23/11/2023 -100,000,000 -100,000,000 -96,796,051 -109,631,207 CHF 18850400 14/02/2014 TF 1.63 23/11/2023 -250,000,000 -250,000,000 -241,990,127 -274,078,018 CHF 19170100 02/04/2012 TF 1.63 02/04/2026 -150,000,000 -150,000,000 -145,194,076 -164,446,811 CHF 19170200 02/04/2012 TF 1.63 02/04/2026 -30,000,000 -30,000,000 -29,038,815 -32,889,362 CHF 19170300 21/05/2012 TF 1.63 02/04/2026 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 19170400 16/05/2014 TF 1.63 02/04/2026 -75,000,000 -75,000,000 -72,597,038 -82,223,405 CHF 19380100 02/08/2012 TF 1.50 02/08/2024 -110,000,000 -110,000,000 -106,475,656 -120,594,328 2

CHF 19380200 02/08/2012 TF 1.50 02/08/2024 -20,000,000 -20,000,000 -19,359,210 -21,926,241 CHF 19380300 02/08/2012 TF 1.50 02/08/2024 -70,000,000 -70,000,000 -67,757,236 -76,741,845 CHF 19380400 09/04/2013 TF 1.50 02/08/2024 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 19380500 28/10/2013 TF 1.50 02/08/2024 -130,000,000 -130,000,000 -125,834,866 -142,520,569 CHF 19380600 22/11/2013 TF 1.50 02/08/2024 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 19380700 22/11/2013 TF 1.50 02/08/2024 -25,000,000 -25,000,000 -24,199,013 -27,407,802 CHF 19380800 01/04/2014 TF 1.50 02/08/2024 -125,000,000 -125,000,000 -120,995,063 -137,039,009 CHF 19560100 26/10/2012 TF 1.13 26/04/2023 -100,000,000 -100,000,000 -96,796,051 -109,631,207 CHF 19560200 26/07/2013 TF 1.13 26/04/2023 -100,000,000 -100,000,000 -96,796,051 -109,631,207 CHF 19560300 26/07/2013 TF 1.13 26/04/2023 -50,000,000 -50,000,000 -48,398,025 -54,815,604 CHF 19560400 28/08/2013 TF 1.13 26/04/2023 -100,000,000 -100,000,000 -96,796,051 -109,631,207 CHF 19560500 16/09/2013 TF 1.13 26/04/2023 -150,000,000 -150,000,000 -145,194,076 -164,446,811 CHF 19830100 21/02/2013 TF 1.38 21/02/2028 -100,000,000 -100,000,000 -96,796,051 -109,631,207 CHF 19830200 30/05/2013 TF 1.38 21/02/2028 -60,000,000 -60,000,000 -58,077,630 -65,778,724 CHF 19830300 11/07/2014 TF 1.38 21/02/2028 -100,000,000 -100,000,000 -96,796,051 -109,631,207 CHF 20140100 28/06/2013 TF 1.75 28/06/2033 -100,000,000 -100,000,000 -96,796,051 -109,631,207 CHF 20570100 04/02/2014 TF 1.63 04/02/2025 -350,000,000 -350,000,000 -338,786,178 -383,709,225 CHF XS2388434131 15/09/2021 TF -0.83 13/01/2022 -100,000,000 -100,030,055 -96,825,143 -109,664,157 -4,317,300,000.00 -4,317,330,055.37 -4,179,004,990.13 -4,733,141,051.82 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CNY 24120100 26/09/2019 TF 2.43 26/09/2022 -500,000,000 -500,000,000 -69,495,601 -78,710,718 CNY 24130100 26/09/2019 TF 2.36 26/09/2022 -800,000,000 -800,000,000 -111,192,961 -125,937,148 CNY 24240100 15/01/2020 TF 2.64 15/01/2023 -1,000,000,000 -1,000,000,000 -138,991,202 -157,421,435 CNY 24240200 17/07/2020 TF 2.64 15/01/2023 -98,000,000 -98,000,000 -13,621,138 -15,427,301 CNY 25130100 22/04/2021 TF 2.70 22/04/2024 -1,000,000,000 -1,000,000,000 -138,991,202 -157,421,435 -3,398,000,000.00 -3,398,000,000.00 -472,292,103.92 -534,918,036.90 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CZK 03590100 25/10/2002 TF 4.00 25/10/2022 -550,000,000 -550,000,000 -22,125,674 -25,059,538 CZK 03590200 05/03/2003 TF 4.00 25/10/2022 -450,000,000 -450,000,000 -18,102,824 -20,503,259 CZK 04070100 20/02/2003 TF 4.69 20/02/2023 -199,736,551 -199,736,551 -8,035,101 -9,100,556 CZK 04150100 21/02/2003 TF 4.70 21/02/2028 -317,500,000 -317,500,000 -12,772,548 -14,466,188 CZK 12290100 18/08/2006 TF 4.41 18/08/2030 -876,228,247 -955,215,675 -38,426,892 -43,522,298 CZK 18860100 16/11/2011 TF 2.50 16/11/2023 -2,550,000,000 -2,550,000,000 -102,582,670 -116,185,132 CZK 20350100 07/11/2013 TV 3.46 07/12/2023 -500,000,000 -500,000,000 -20,114,249 -22,781,398 CZK 21090100 25/04/2014 TV 2.37 25/04/2029 -500,000,000 -500,000,000 -20,114,249 -22,781,398 CZK 21090200 25/04/2014 TV 2.37 25/04/2029 -500,000,000 -500,000,000 -20,114,249 -22,781,398 CZK 21180100 05/06/2014 TV 3.40 05/06/2034 -1,000,000,000 -1,000,000,000 -40,228,498 -45,562,797 CZK 23450100 25/04/2018 TF 0.50 25/04/2023 -500,000,000 -500,000,000 -20,114,249 -22,781,398 CZK 23450200 29/05/2018 TF 0.50 25/04/2023 -425,000,000 -425,000,000 -17,097,112 -19,364,189 -8,368,464,797.10 -8,447,452,225.91 -339,828,313.84 -384,889,548.26 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) DKK 12160200 25/05/2009 TF 2.00 30/06/2026 -324,154,000 -324,154,000 -43,590,178 -49,370,236 DKK 13040100 27/02/2007 TF 4.25 10/11/2024 -150,000,000 -150,000,000 -20,171,051 -22,845,732 DKK 13040200 27/02/2007 TF 4.25 10/11/2024 -450,000,000 -450,000,000 -60,513,152 -68,537,195 DKK 23990100 05/07/2019 TF 0.00 14/11/2031 -3,000,000,000 -3,000,000,000 -403,421,010 -456,914,636 DKK 23990200 23/01/2020 TF 0.00 14/11/2031 -1,500,000,000 -1,500,000,000 -201,710,505 -228,457,318 DKK 24390100 28/02/2020 TV 2.22 28/02/2025 -400,000,000 -400,000,000 -53,789,468 -60,921,951 -5,824,154,000.00 -5,824,154,000.00 -783,195,363.34 -887,047,068.52 3

Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) EUR 00610100 05/08/1996 TF 8.36 30/06/2022 -5,709,615 -5,709,615 -5,709,615 -6,466,710 EUR 00620100 05/08/1996 TF 8.37 30/06/2023 -5,409,109 -5,409,109 -5,409,109 -6,126,357 EUR 00630100 05/08/1996 TF 8.38 30/06/2024 -5,409,109 -5,409,109 -5,409,109 -6,126,357 EUR 00640100 05/08/1996 TF 8.39 30/06/2025 -5,409,109 -5,409,109 -5,409,109 -6,126,357 EUR 00650100 05/08/1996 TF 8.40 30/06/2040 -49,651,185 -49,651,185 -49,651,185 -56,234,932 EUR 00650300 05/08/1996 TF 8.40 30/06/2040 -717,422 -717,422 -717,422 -812,552 EUR 00650400 05/08/1996 TF 8.40 30/06/2040 -717,422 -717,422 -717,422 -812,552 EUR 00720100 31/10/1996 TF 6.92 05/11/2026 -68,615,370 -68,615,370 -68,615,370 -77,713,769 EUR 00720200 07/01/1997 TF 6.88 05/11/2026 -35,279,140 -35,279,140 -35,279,140 -39,957,154 EUR 01250100 17/02/1998 TF 5.63 15/02/2028 -386,400,000 -386,400,000 -386,400,000 -437,636,640 EUR 01250200 13/02/1998 TF 5.63 15/02/2028 -74,400,000 -74,400,000 -74,400,000 -84,265,440 EUR 01520100 22/01/1999 TF 4.02 22/01/2029 -163,375,000 -163,375,000 -163,375,000 -185,038,525 EUR 01570100 26/02/1999 TF 5.08 26/02/2029 -57,000,000 -57,000,000 -57,000,000 -64,558,200 EUR 01740100 17/09/1999 TF 5.41 17/09/2029 -25,700,000 -25,700,000 -25,700,000 -29,107,820 EUR 01870200 15/03/2000 TF 6.06 15/03/2030 -105,392,964 -105,392,964 -105,392,964 -119,368,071 EUR 01980100 04/09/2000 TF 5.88 04/09/2030 -26,985,000 -26,985,000 -26,985,000 -30,563,211 EUR 04690100 25/04/2003 TF 5.07 25/04/2023 -16,048,264 -16,048,264 -16,048,264 -18,176,264 EUR 04870100 02/06/2003 TF 4.75 02/06/2023 -49,790,878 -49,790,878 -49,790,878 -56,393,149 EUR 05520100 01/08/2003 TV 5.76 01/08/2023 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 05980100 25/09/2003 TF 5.18 25/09/2028 -56,812,476 -62,850,248 -62,850,248 -71,184,191 EUR 07900100 26/11/2004 TV 0.00 30/10/2034 -30,000,000 -30,000,000 -30,000,000 -33,978,000 EUR 07900200 11/02/2005 TV 0.00 30/10/2034 -20,000,000 -20,000,000 -20,000,000 -22,652,000 EUR 08810100 18/05/2005 TF 4.00 15/10/2037 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,663,000,000 EUR 09410100 17/08/2005 TV 0.00 17/08/2030 -93,882,000 -93,882,000 -93,882,000 -106,330,753 EUR 09630100 13/10/2005 TV 0.46 13/10/2025 -70,000,000 -59,000,000 -59,000,000 -66,823,400 EUR 09990100 18/11/2005 TV 0.19 18/11/2025 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 12400100 18/09/2006 TV 0.40 18/09/2031 -20,000,000 -20,000,000 -20,000,000 -22,652,000 EUR 12470100 22/09/2006 TF 4.03 31/12/2035 -53,186,228 -45,865,430 -45,865,430 -51,947,186 EUR 12700300 23/07/2007 TF 1.49 08/01/2027 -57,479,119 -26,399,772 -26,399,772 -29,900,382 EUR 12700400 08/01/2008 TF 1.93 08/01/2027 -22,993,341 -23,891,051 -23,891,051 -27,059,005 EUR 12700500 08/10/2008 TF 1.49 08/01/2027 -18,917,673 -19,487,031 -19,487,031 -22,071,012 EUR 12710200 20/02/2007 TF 1.47 08/01/2032 -8,276,221 -8,520,662 -8,520,662 -9,650,501 EUR 12710300 23/07/2007 TF 1.47 08/01/2032 -50,360,807 -51,848,225 -51,848,225 -58,723,300 EUR 12710400 08/01/2008 TF 1.95 08/01/2032 -17,534,575 -18,226,494 -18,226,494 -20,643,327 EUR 12710500 08/10/2008 TF 1.50 08/01/2032 -9,101,663 -9,377,369 -9,377,369 -10,620,808 EUR 12720200 20/02/2007 TF 1.42 08/01/2037 -9,073,429 -9,333,397 -9,333,397 -10,571,005 EUR 12720300 23/07/2007 TF 1.42 08/01/2037 -51,726,302 -53,208,339 -53,208,339 -60,263,765 EUR 12720400 08/01/2008 TF 1.94 08/01/2037 -17,670,211 -18,360,706 -18,360,706 -20,795,336 EUR 12720500 08/10/2008 TF 1.48 08/01/2037 -11,584,812 -11,930,992 -11,930,992 -13,513,041 EUR 12730100 08/01/2007 TF 1.29 08/01/2047 -1,479,608 -1,514,964 -1,514,964 -1,715,848 EUR 12730200 20/02/2007 TF 1.29 08/01/2047 -28,675,562 -29,419,860 -29,419,860 -33,320,933 EUR 12730300 23/07/2007 TF 1.29 08/01/2047 -35,870,648 -36,801,700 -36,801,700 -41,681,606 EUR 12730400 08/01/2008 TF 1.83 08/01/2047 -16,821,381 -17,442,675 -17,442,675 -19,755,574 EUR 12730500 08/10/2008 TF 1.37 08/01/2047 -4,327,530 -4,449,841 -4,449,841 -5,039,890 EUR 12740200 20/02/2007 TF 1.14 08/01/2057 -17,011,132 -17,402,243 -17,402,243 -19,709,780 EUR 13070100 07/03/2007 TF 4.13 15/04/2024 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 13070200 23/01/2009 TF 4.13 15/04/2024 -1,750,000,000 -1,750,000,000 -1,750,000,000 -1,982,050,000 EUR 13070300 26/03/2009 TF 4.13 15/04/2024 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 13070400 16/04/2009 TF 4.13 15/04/2024 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 13070500 17/02/2011 TF 4.13 15/04/2024 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 15060100 06/03/2009 TF 3.76 20/02/2029 -97,776,129 -105,272,611 -105,272,611 -119,231,759 EUR 15660100 06/04/2009 TF 4.40 06/04/2029 -36,000,000 -36,000,000 -36,000,000 -40,773,600 EUR 15670100 24/04/2009 TV 0.06 24/04/2039 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 15700100 09/04/2009 TF 4.50 09/04/2029 -30,000,000 -30,000,000 -30,000,000 -33,978,000 EUR 15710100 09/04/2009 TF 4.58 10/04/2028 -30,000,000 -30,000,000 -30,000,000 -33,978,000 4

EUR 15730100 14/04/2009 TF 4.52 16/04/2029 -52,000,000 -52,000,000 -52,000,000 -58,895,200 EUR 15740100 14/04/2009 TF 4.52 16/04/2029 -15,000,000 -15,000,000 -15,000,000 -16,989,000 EUR 15770100 27/04/2009 TF 4.31 27/04/2024 -30,000,000 -30,000,000 -30,000,000 -33,978,000 EUR 15790100 27/04/2009 TF 4.31 27/04/2024 -20,000,000 -20,000,000 -20,000,000 -22,652,000 EUR 15800100 28/04/2009 TF 4.43 27/04/2029 -30,000,000 -30,000,000 -30,000,000 -33,978,000 EUR 15830100 07/05/2009 TF 4.50 15/10/2025 -3,500,000,000 -3,500,000,000 -3,500,000,000 -3,964,100,000 EUR 15830200 03/06/2009 TF 4.50 15/10/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 15830300 17/06/2009 TF 4.50 15/10/2025 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 15830400 23/03/2010 TF 4.50 15/10/2025 -1,750,000,000 -1,750,000,000 -1,750,000,000 -1,982,050,000 EUR 15830500 12/04/2011 TF 4.50 15/10/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 15860100 20/05/2009 TF 4.65 20/05/2027 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 15870100 20/05/2009 TF 4.55 20/05/2024 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 15920100 29/05/2009 TF 4.62 29/05/2031 -53,000,000 -53,000,000 -53,000,000 -60,027,800 EUR 15930100 03/06/2009 TF 4.67 03/06/2031 -51,000,000 -51,000,000 -51,000,000 -57,762,600 EUR 15990100 08/06/2009 TF 4.65 08/06/2028 -40,000,000 -40,000,000 -40,000,000 -45,304,000 EUR 16050100 17/06/2009 TF 4.70 17/06/2030 -65,000,000 -65,000,000 -65,000,000 -73,619,000 EUR 16060100 22/06/2009 TV 0.02 22/06/2039 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 16070100 19/06/2009 TF 4.66 19/06/2034 -78,845,572 -86,365,197 -86,365,197 -97,817,222 EUR 16080100 22/06/2009 TF 4.66 22/06/2033 -78,845,572 -86,365,197 -86,365,197 -97,817,222 EUR 16220100 20/08/2009 TF 4.44 20/08/2029 -77,203,793 -84,211,686 -84,211,686 -95,378,155 EUR 16270100 01/10/2009 TV 1.81 01/10/2029 -60,000,000 -60,000,000 -60,000,000 -67,956,000 EUR 16280100 15/10/2009 TV 0.00 26/11/2025 -40,000,000 -40,000,000 -40,000,000 -45,304,000 EUR 16290100 15/10/2009 TV 0.00 29/10/2024 -60,000,000 -60,000,000 -60,000,000 -67,956,000 EUR 16320100 08/10/2009 TF 4.43 08/10/2029 -64,825,701 -70,696,478 -70,696,478 -80,070,831 EUR 16450100 18/11/2009 TF 4.44 21/11/2039 -60,000,000 -60,000,000 -60,000,000 -67,956,000 EUR 16460100 23/11/2009 TF 4.18 23/11/2027 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 16480100 23/11/2009 TF 4.24 23/11/2029 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 16490100 26/11/2009 TF 4.22 26/11/2030 -40,000,000 -40,000,000 -40,000,000 -45,304,000 EUR 16540100 27/11/2009 TF 4.28 28/11/2039 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 16550100 11/12/2009 TF 4.20 12/12/2039 -60,000,000 -60,000,000 -60,000,000 -67,956,000 EUR 16560100 11/12/2009 TF 4.06 11/12/2029 -70,000,000 -70,000,000 -70,000,000 -79,282,000 EUR 16600100 15/01/2010 TF 4.32 16/01/2040 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 16660100 20/01/2010 TF 4.58 20/01/2040 -74,773,445 -81,779,540 -81,779,540 -92,623,508 EUR 16680100 04/02/2010 TF 4.12 04/02/2030 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 16840100 03/03/2010 TF 4.02 03/03/2028 -90,000,000 -90,000,000 -90,000,000 -101,934,000 EUR 17020100 06/04/2010 TF 4.45 06/04/2040 -74,147,139 -80,893,064 -80,893,064 -91,619,484 EUR 17120100 16/04/2010 TV 0.00 16/04/2025 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 17120200 28/04/2010 TV 0.00 16/04/2025 -95,000,000 -95,000,000 -95,000,000 -107,597,000 EUR 17120300 04/06/2010 TV 0.00 16/04/2025 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 17120400 12/05/2014 TV 0.00 16/04/2025 -55,000,000 -55,000,000 -55,000,000 -62,293,000 EUR 17150100 29/04/2010 TF 4.00 15/04/2030 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 17150200 17/01/2011 TF 4.00 15/04/2030 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 17150300 13/07/2011 TF 4.00 15/04/2030 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 17150400 15/02/2012 TF 4.00 15/04/2030 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 17150500 15/06/2012 TF 4.00 15/04/2030 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 17210100 18/05/2010 TF 3.75 19/05/2031 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 17250100 04/06/2010 TF 3.72 04/06/2032 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 17610100 13/09/2010 TF 3.17 13/09/2034 -62,617,906 -66,650,806 -66,650,806 -75,488,702 EUR 17630100 16/09/2010 TF 3.03 16/09/2037 -58,432,357 -62,027,004 -62,027,004 -70,251,784 EUR 17690100 28/09/2010 TF 3.00 28/09/2022 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 17690200 25/11/2010 TF 3.00 28/09/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 17690300 09/02/2011 TF 3.00 28/09/2022 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 17690400 02/03/2011 TF 3.00 28/09/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 17690500 17/05/2011 TF 3.00 28/09/2022 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 17690600 18/08/2011 TF 3.00 28/09/2022 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 17690700 25/08/2011 TF 3.00 28/09/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 17690800 26/01/2012 TF 3.00 28/09/2022 -500,000,000 -500,000,000 -500,000,000 -566,300,000 5

EUR 17690900 06/02/2012 TF 3.00 28/09/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 17691000 09/03/2012 TF 3.00 28/09/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 17691100 20/06/2012 TF 3.00 28/09/2022 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 17691200 06/02/2013 TF 3.00 28/09/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 17691300 10/05/2013 TF 3.00 28/09/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 17691400 18/08/2016 TF 3.00 28/09/2022 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 17691500 31/08/2016 TF 3.00 28/09/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 18030100 14/02/2011 TF 4.56 14/02/2051 -71,404,972 -78,058,117 -78,058,117 -88,408,623 EUR 18050100 17/02/2011 TV 0.28 17/02/2031 -200,000,000 -200,000,000 -200,000,000 -226,520,000 EUR 18370100 25/05/2011 TF 3.96 25/05/2036 -54,574,549 -58,982,435 -58,982,435 -66,803,506 EUR 18620100 25/07/2011 TF 4.65 25/07/2051 -86,873,539 -95,140,618 -95,140,618 -107,756,264 EUR 18700100 12/08/2011 TF 0.05 12/08/2031 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 18960100 02/02/2012 TF 4.07 02/02/2052 -33,241,329 -36,002,238 -36,002,238 -40,776,134 EUR 18970100 02/02/2012 TF 4.37 02/02/2052 -43,149,494 -47,003,162 -47,003,162 -53,235,782 EUR 19020100 15/02/2012 TF 4.00 15/02/2052 -65,782,601 -71,150,462 -71,150,462 -80,585,014 EUR 19040100 01/03/2012 TF 3.50 01/03/2032 -29,000,000 -29,000,000 -29,000,000 -32,845,400 EUR 19050100 01/03/2012 TF 4.02 01/03/2052 -33,772,690 -36,542,592 -36,542,592 -41,388,140 EUR 19080100 05/03/2012 TF 4.20 05/03/2052 -93,383,874 -101,392,851 -101,392,851 -114,837,544 EUR 19090100 02/03/2012 TF 3.63 14/03/2042 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 19160100 02/04/2012 TF 4.10 02/04/2052 -53,107,508 -57,551,597 -57,551,597 -65,182,939 EUR 19180100 14/03/2012 TF 4.23 14/03/2052 -148,031,851 -160,804,785 -160,804,785 -182,127,500 EUR 19190100 14/03/2012 TF 3.50 15/04/2027 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 19190200 29/05/2012 TF 3.50 15/04/2027 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 19220100 29/03/2012 TV 0.00 04/01/2022 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 19220200 19/10/2012 TV 0.00 04/01/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19220300 14/11/2012 TV 0.00 04/01/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19220400 27/03/2013 TV 0.00 04/01/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19220500 11/04/2013 TV 0.00 04/01/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19220600 28/03/2014 TV 0.00 04/01/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19220700 27/05/2014 TV 0.00 04/01/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19220800 20/06/2014 TV 0.00 04/01/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19300100 23/04/2012 TF 4.00 23/04/2052 -78,955,907 -85,398,709 -85,398,709 -96,722,577 EUR 19330100 29/05/2012 TF 3.75 29/05/2052 -51,931,465 -55,899,354 -55,899,354 -63,311,608 EUR 19370100 28/06/2012 TF 2.97 30/06/2042 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 19390100 04/07/2012 TF 0.92 30/06/2026 -143,548,826 -111,413,462 -111,413,462 -126,186,887 EUR 19430100 26/07/2012 TF 3.55 26/07/2052 -63,884,861 -68,501,198 -68,501,198 -77,584,456 EUR 19450100 23/07/2012 TF 2.75 15/09/2025 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 19450200 31/08/2012 TF 2.75 15/09/2025 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 19450300 17/09/2012 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19450400 26/10/2012 TF 2.75 15/09/2025 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 19450500 17/01/2013 TF 2.75 15/09/2025 -450,000,000 -450,000,000 -450,000,000 -509,670,000 EUR 19450600 11/02/2013 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19450700 10/05/2013 TF 2.75 15/09/2025 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 19450800 05/08/2013 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19450900 07/08/2013 TF 2.75 15/09/2025 -900,000,000 -900,000,000 -900,000,000 -1,019,340,000 EUR 19451000 21/01/2014 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19451100 08/05/2014 TF 2.75 15/09/2025 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 19451200 22/05/2014 TF 2.75 15/09/2025 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 19451300 24/07/2015 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19451400 12/08/2015 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19451500 08/03/2016 TF 2.75 15/09/2025 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 19451600 07/02/2017 TF 2.75 15/09/2025 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 19451700 05/05/2017 TF 2.75 15/09/2025 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 19451800 21/04/2021 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19470100 14/08/2012 TF 2.22 14/08/2024 -150,000,000 -150,000,000 -150,000,000 -169,890,000 EUR 19530100 25/09/2012 TF 2.25 14/10/2022 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 19530200 16/01/2013 TF 2.25 14/10/2022 -1,500,000,000 -1,500,000,000 -1,500,000,000 -1,698,900,000 6

EUR 19530300 17/04/2013 TF 2.25 14/10/2022 -1,250,000,000 -1,250,000,000 -1,250,000,000 -1,415,750,000 EUR 19610100 19/11/2012 TF 2.95 19/11/2042 -225,000,000 -225,000,000 -225,000,000 -254,835,000 EUR 19630100 13/11/2012 TF 2.44 01/04/2025 -120,000,000 -120,000,000 -120,000,000 -135,912,000 EUR 19640100 26/11/2012 TF 2.90 26/11/2043 -75,000,000 -75,000,000 -75,000,000 -84,945,000 EUR 19670100 04/12/2012 TF 2.18 04/12/2024 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 19680100 29/11/2012 TF 3.55 29/11/2052 -63,884,861 -68,501,198 -68,501,198 -77,584,456 EUR 19810100 23/01/2013 TF 2.63 15/03/2035 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 19810200 14/05/2013 TF 2.63 15/03/2035 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 19810300 13/08/2013 TF 2.63 15/03/2035 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19810400 22/10/2013 TF 2.63 15/03/2035 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 19810500 26/08/2014 TF 2.63 15/03/2035 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 19910100 05/02/2013 TF 2.75 15/03/2040 -850,000,000 -850,000,000 -850,000,000 -962,710,000 EUR 19910200 26/02/2013 TF 2.75 15/03/2040 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19910300 19/06/2013 TF 2.75 15/03/2040 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 19910400 22/08/2013 TF 2.75 15/03/2040 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 19910500 14/08/2014 TF 2.75 15/03/2040 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 19920100 11/02/2013 TF 3.80 11/02/2053 -65,041,038 -70,078,076 -70,078,076 -79,370,429 EUR 20030100 21/03/2013 TF 2.82 23/03/2048 -136,000,000 -136,000,000 -136,000,000 -154,033,600 EUR 20130100 06/06/2013 TF 3.35 06/06/2053 -109,593,023 -117,058,748 -117,058,748 -132,580,738 EUR 20160100 11/06/2013 TF 2.00 14/04/2023 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 20160200 25/06/2013 TF 2.00 14/04/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 20160300 10/09/2013 TF 2.00 14/04/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 20240100 09/08/2013 TF 2.75 13/09/2030 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 20240200 29/08/2014 TF 2.75 13/09/2030 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 20240300 27/10/2017 TF 2.75 13/09/2030 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 20310100 01/10/2013 TF 3.00 14/10/2033 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 20310200 15/01/2014 TF 3.00 14/10/2033 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 20620100 28/01/2014 TF 2.13 15/01/2024 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 20620200 15/05/2014 TF 2.13 15/01/2024 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 20620300 19/06/2014 TF 2.13 15/01/2024 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 21030100 04/04/2014 TF 2.57 04/04/2043 -30,000,000 -30,000,000 -30,000,000 -33,978,000 EUR 21050100 14/04/2014 TF 2.55 14/04/2034 -72,000,000 -72,000,000 -72,000,000 -81,547,200 EUR 21070100 05/05/2014 TF 3.25 05/05/2054 -58,670,570 -62,546,128 -62,546,128 -70,839,745 EUR 21130100 15/05/2014 TF 3.02 15/05/2054 -58,020,000 -61,577,325 -61,577,325 -69,742,478 EUR 21150100 19/05/2014 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21150200 02/07/2014 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21150300 14/01/2015 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21150400 20/04/2015 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21150500 27/10/2015 TF 1.63 15/03/2023 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21150600 07/03/2016 TF 1.63 15/03/2023 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 21150700 05/03/2018 TF 1.63 15/03/2023 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21150800 25/04/2018 TF 1.63 15/03/2023 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 21150900 07/08/2018 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21151000 27/09/2018 TF 1.63 15/03/2023 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21151100 21/11/2018 TF 1.63 15/03/2023 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21151200 30/01/2019 TF 1.63 15/03/2023 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 21151300 21/05/2019 TF 1.63 15/03/2023 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21360100 08/09/2014 TF 1.75 15/09/2045 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21360200 22/07/2015 TF 1.75 15/09/2045 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21360300 20/08/2015 TF 1.75 15/09/2045 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21360400 05/11/2015 TF 1.75 15/09/2045 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21360500 29/04/2016 TF 1.75 15/09/2045 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21360600 10/03/2017 TF 1.75 15/09/2045 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21360700 24/03/2017 TF 1.75 15/09/2045 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 21380100 10/09/2014 TF 1.25 13/11/2026 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21380200 18/09/2014 TF 1.25 13/11/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21380300 12/01/2015 TF 1.25 13/11/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 7

EUR 21380400 31/03/2015 TF 1.25 13/11/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21380500 18/02/2016 TF 1.25 13/11/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21380600 03/02/2017 TF 1.25 13/11/2026 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21380700 15/06/2021 TF 1.25 13/11/2026 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 21450100 06/11/2014 TV 0.00 15/07/2024 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21450200 22/12/2014 TV 0.00 15/07/2024 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21450300 21/01/2015 TV 0.00 15/07/2024 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 21450400 19/04/2018 TV 0.00 15/07/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21570100 05/02/2015 TF 1.00 14/03/2031 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 21570200 29/07/2015 TF 1.00 14/03/2031 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21570300 13/10/2015 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21570400 28/10/2015 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21570500 27/07/2016 TF 1.00 14/03/2031 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21570600 24/08/2016 TF 1.00 14/03/2031 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21570700 05/04/2017 TF 1.00 14/03/2031 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21570800 27/03/2018 TF 1.00 14/03/2031 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 21570900 19/03/2019 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21571000 14/11/2019 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21571100 25/05/2020 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21670100 26/03/2015 TF 0.13 15/04/2025 -2,000,000,000 -2,000,000,000 -2,000,000,000 -2,265,200,000 EUR 21670200 04/02/2016 TF 0.13 15/04/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 21740100 10/06/2015 TF 0.65 10/06/2025 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 21750100 17/06/2015 TF 0.88 13/09/2024 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21750200 19/08/2015 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21750300 19/10/2015 TF 0.88 13/09/2024 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21750400 24/11/2015 TF 0.88 13/09/2024 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21750500 26/04/2016 TF 0.88 13/09/2024 -450,000,000 -450,000,000 -450,000,000 -509,670,000 EUR 21750600 21/06/2016 TF 0.88 13/09/2024 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 21750700 03/08/2016 TF 0.88 13/09/2024 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 21750800 26/08/2016 TF 0.88 13/09/2024 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 21750900 21/04/2017 TF 0.88 13/09/2024 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21751000 07/03/2018 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21751100 17/05/2018 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21751200 05/11/2019 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21751300 22/01/2020 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21751400 25/06/2021 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21751500 02/07/2021 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21751690 05/08/2021 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21840100 05/08/2015 TF 0.38 15/03/2022 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21840200 17/08/2015 TF 0.38 15/03/2022 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21840300 25/08/2015 TF 0.38 15/03/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21840400 20/10/2015 TF 0.38 15/03/2022 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21840500 04/12/2015 TF 0.38 15/03/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21840600 09/02/2016 TF 0.38 15/03/2022 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21840700 01/03/2016 TF 0.38 15/03/2022 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21840800 16/06/2016 TF 0.38 15/03/2022 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 21840900 09/02/2017 TF 0.38 15/03/2022 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 21841000 14/02/2017 TF 0.38 15/03/2022 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 21841100 10/03/2017 TF 0.38 15/03/2022 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21841200 24/07/2018 TF 0.38 15/03/2022 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21841300 12/10/2018 TF 0.38 15/03/2022 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 21841400 13/11/2018 TF 0.38 15/03/2022 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 21890100 27/08/2015 TF 0.50 15/11/2023 -600,000,000 -600,000,000 -600,000,000 -679,560,000 EUR 21890200 08/10/2015 TF 0.50 15/11/2023 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 21890300 12/01/2016 TF 0.50 15/11/2023 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 21890490 27/01/2017 TF 0.50 15/11/2023 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 21890590 22/11/2019 TF 0.50 15/11/2023 -150,000,000 -150,000,000 -150,000,000 -169,890,000 8

EUR 21990100 18/11/2015 TV 0.00 18/05/2029 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 22120100 10/02/2016 TF 1.13 15/09/2036 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 22120200 18/05/2016 TF 1.13 15/09/2036 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 22120300 22/08/2016 TF 1.13 15/09/2036 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 22120400 07/04/2017 TF 1.13 15/09/2036 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22120500 11/04/2018 TF 1.13 15/09/2036 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 22120600 03/10/2018 TF 1.13 15/09/2036 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22120700 28/01/2019 TF 1.13 15/09/2036 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22120800 22/04/2020 TF 1.13 15/09/2036 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22120900 14/05/2020 TF 1.13 15/09/2036 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 22121000 09/09/2020 TF 1.13 15/09/2036 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 22240100 12/04/2016 TF 0.38 14/04/2026 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,663,000,000 EUR 22320100 31/05/2016 TF 1.00 14/04/2032 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 22320200 18/01/2017 TF 1.00 14/04/2032 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 22390100 14/09/2016 TF 0.00 16/10/2023 -4,000,000,000 -4,000,000,000 -4,000,000,000 -4,530,400,000 EUR 22390290 20/01/2020 TF 0.00 16/10/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 22440100 05/10/2016 TF 0.50 13/11/2037 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 22440200 21/03/2017 TF 0.50 13/11/2037 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 22440300 07/02/2018 TF 0.50 13/11/2037 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22450100 06/10/2016 TF 0.75 06/10/2048 -51,134,980 -51,905,915 -51,905,915 -58,788,639 EUR 22460100 12/10/2016 TF 0.25 14/09/2029 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 22460200 04/10/2017 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22460300 26/01/2018 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22460400 13/05/2019 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22460500 13/02/2020 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22460600 08/02/2021 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22460700 31/03/2021 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22460800 17/08/2021 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22470100 17/10/2016 TF 0.88 13/09/2047 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 22470200 29/03/2017 TF 0.88 13/09/2047 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 22470300 12/12/2017 TF 0.88 13/09/2047 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22470400 24/07/2019 TF 0.88 13/09/2047 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22470500 13/08/2019 TF 0.88 13/09/2047 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22490100 24/10/2016 TF 0.88 24/10/2051 -51,333,175 -52,241,650 -52,241,650 -59,168,893 EUR 22510100 27/10/2016 TF 0.00 13/03/2026 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 22510200 28/09/2017 TF 0.00 13/03/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22510300 06/11/2017 TF 0.00 13/03/2026 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 22510400 29/11/2017 TF 0.00 13/03/2026 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 22510500 26/02/2019 TF 0.00 13/03/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22510600 10/08/2021 TF 0.00 13/03/2026 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 22530190 09/11/2016 TF 0.00 15/03/2024 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 22530290 20/01/2017 TF 0.00 15/03/2024 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 22530300 21/02/2017 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22530490 12/04/2017 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22530500 16/11/2017 TF 0.00 15/03/2024 -450,000,000 -450,000,000 -450,000,000 -509,670,000 EUR 22530600 31/01/2018 TF 0.00 15/03/2024 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 22530790 09/03/2018 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22530800 03/05/2018 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22530900 25/07/2018 TF 0.00 15/03/2024 -400,000,000 -400,000,000 -400,000,000 -453,040,000 EUR 22531000 17/06/2019 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22531190 04/06/2021 TF 0.00 15/03/2024 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 22531290 29/07/2021 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 22740100 25/01/2017 TF 0.50 15/01/2027 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,663,000,000 EUR 22900100 08/03/2017 TF 0.25 14/10/2024 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,663,000,000 EUR 23000100 16/05/2017 TF 1.13 13/04/2033 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 23000200 28/02/2018 TF 1.13 13/04/2033 -2,000,000,000 -2,000,000,000 -2,000,000,000 -2,265,200,000 EUR 23080100 05/07/2017 TF 1.50 15/11/2047 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 9

EUR 23080200 16/03/2018 TF 1.50 15/11/2047 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 23080390 13/04/2021 TF 1.50 15/11/2047 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 23130100 20/09/2017 TF 0.05 15/12/2023 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 23160100 13/12/2017 TV 5.09 13/04/2022 -39,271,128 -39,271,128 -39,271,128 -44,478,479 EUR 23160200 05/02/2018 TV 5.22 13/04/2022 -25,525,181 -25,525,181 -25,525,181 -28,909,820 EUR 23160300 27/04/2018 TV 5.61 13/04/2022 -17,822,347 -17,822,347 -17,822,347 -20,185,590 EUR 23160400 20/06/2018 TV 5.83 13/04/2022 -17,131,110 -17,131,110 -17,131,110 -19,402,695 EUR 23160500 28/02/2019 TV 5.66 13/04/2022 -11,766,090 -11,766,090 -11,766,090 -13,326,274 EUR 23190100 11/01/2018 TV 4.56 11/01/2023 -44,871,795 -44,871,795 -44,871,795 -50,821,795 EUR 23190200 22/05/2018 TV 5.04 11/01/2023 -17,371,164 -17,371,164 -17,371,164 -19,674,580 EUR 23190300 03/07/2018 TV 5.15 11/01/2023 -17,014,519 -17,014,519 -17,014,519 -19,270,644 EUR 23190400 05/10/2018 TV 5.43 11/01/2023 -16,129,032 -16,129,032 -16,129,032 -18,267,742 EUR 23190500 30/11/2018 TV 5.05 11/01/2023 -17,341,040 -17,341,040 -17,341,040 -19,640,462 EUR 23190600 15/01/2019 TV 4.99 11/01/2023 -17,570,575 -17,570,575 -17,570,575 -19,900,433 EUR 23190700 14/03/2019 TV 5.08 11/01/2023 -17,260,823 -17,260,823 -17,260,823 -19,549,608 EUR 23190800 28/05/2019 TV 5.37 11/01/2023 -16,299,033 -16,299,033 -16,299,033 -18,460,285 EUR 23230100 18/01/2018 TF 1.50 16/10/2048 -2,500,000,000 -2,500,000,000 -2,500,000,000 -2,831,500,000 EUR 23230200 12/07/2018 TF 1.50 16/10/2048 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 23380100 14/03/2018 TF 0.88 14/01/2028 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,663,000,000 EUR 23400100 21/03/2018 TV 0.15 15/07/2023 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 23480100 08/05/2018 TV 4.68 08/11/2022 -23,631,723 -23,631,723 -23,631,723 -26,765,290 EUR 23480200 08/05/2018 TV 4.68 08/11/2022 -11,815,862 -11,815,862 -11,815,862 -13,382,645 EUR 23480300 01/02/2019 TV 4.73 08/11/2022 -23,391,813 -23,391,813 -23,391,813 -26,493,567 EUR 23480400 02/04/2019 TV 4.84 08/11/2022 -28,577,961 -28,577,961 -28,577,961 -32,367,398 EUR 23480500 10/07/2019 TV 4.78 08/11/2022 -11,566,042 -11,566,042 -11,566,042 -13,099,699 EUR 23480600 04/09/2019 TV 5.09 08/11/2022 -16,290,182 -16,290,182 -16,290,182 -18,450,261 EUR 23480700 04/09/2019 TV 5.11 08/11/2022 -10,828,370 -10,828,370 -10,828,370 -12,264,212 EUR 23500100 29/05/2018 TF 1.13 15/11/2032 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 23500200 29/05/2020 TF 1.13 15/11/2032 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 23540100 03/07/2018 TF 0.38 16/07/2025 -4,000,000,000 -4,000,000,000 -4,000,000,000 -4,530,400,000 EUR 23540200 09/06/2021 TF 0.38 16/07/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 23640100 13/09/2018 TF 0.38 15/05/2026 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 23640200 12/09/2019 TF 0.38 15/05/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 23640300 13/11/2019 TF 0.38 15/05/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 23640400 22/01/2020 TF 0.38 15/05/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 23640500 01/12/2021 TF 0.38 15/05/2026 -350,000,000 -350,000,000 -350,000,000 -396,410,000 EUR 23640600 17/12/2021 TF 0.38 15/05/2026 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 23650100 19/09/2018 TF 0.20 15/07/2024 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 23740100 22/01/2019 TF 0.63 22/01/2029 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,663,000,000 EUR 23790100 12/02/2019 TF 0.05 24/05/2024 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 23870100 09/04/2019 TF 0.10 15/10/2026 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 23880100 09/04/2019 TF 1.00 14/11/2042 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 23880200 06/04/2020 TF 1.00 14/11/2042 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 23880300 04/05/2020 TF 1.00 14/11/2042 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 23880400 14/10/2020 TF 1.00 14/11/2042 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 23900100 02/05/2019 TF 0.95 15/09/2037 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 23970100 20/06/2019 TF 0.13 20/06/2029 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 24140100 25/09/2019 TF 0.05 13/10/2034 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 24160100 10/10/2019 TV 1.43 10/10/2022 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 24190100 13/11/2019 TF 0.66 13/11/2039 -150,000,000 -150,000,000 -150,000,000 -169,890,000 EUR 24270100 16/01/2020 TF 0.05 16/01/2030 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,663,000,000 EUR 24300100 22/01/2020 TV 1.43 22/01/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 24350100 11/02/2020 TF 0.79 11/02/2050 -30,000,000 -30,000,000 -30,000,000 -33,978,000 EUR 24380100 18/02/2020 TF 0.00 25/03/2025 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 24380200 07/06/2021 TF 0.00 25/03/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 24440100 31/03/2020 TF 0.00 23/05/2023 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 24440200 07/05/2020 TF 0.00 23/05/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 10

EUR 24460100 15/04/2020 TF 0.00 15/05/2028 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 24460200 28/09/2020 TF 0.00 15/05/2028 -250,000,000 -250,000,000 -250,000,000 -283,150,000 EUR 24460300 19/08/2021 TF 0.00 15/05/2028 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 24500100 06/05/2020 TF 0.00 17/06/2027 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,663,000,000 EUR 24560100 19/06/2020 TF 0.73 19/06/2040 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 24570100 15/06/2020 TF 0.25 15/06/2040 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 24600100 29/06/2020 TF 0.01 15/11/2035 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 24600200 07/08/2020 TF 0.01 15/11/2035 -300,000,000 -300,000,000 -300,000,000 -339,780,000 EUR 24600300 08/10/2020 TF 0.01 15/11/2035 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 24600400 26/03/2021 TF 0.01 15/11/2035 -63,000,000 -63,000,000 -63,000,000 -71,353,800 EUR 24600490 26/03/2021 TF 0.01 15/11/2035 -437,000,000 -437,000,000 -437,000,000 -494,946,200 EUR 24640100 01/09/2020 TF 0.00 09/09/2030 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 24700100 23/09/2020 TF 1.10 23/09/2050 -20,000,000 -20,000,000 -20,000,000 -22,652,000 EUR 24760100 12/10/2020 TF 0.82 12/10/2060 -30,000,000 -30,000,000 -30,000,000 -33,978,000 EUR 24820100 29/10/2020 TV 4.70 29/10/2025 -30,360,992 -30,360,992 -30,360,992 -34,386,860 EUR 24820200 04/02/2021 TV 4.68 29/10/2025 -15,244,832 -15,244,832 -15,244,832 -17,266,297 EUR 24820300 17/06/2021 TV 4.39 29/10/2025 -16,255,933 -16,255,933 -16,255,933 -18,411,470 EUR 24820400 08/07/2021 TV 4.23 29/10/2025 -16,863,975 -16,863,975 -16,863,975 -19,100,138 EUR 24820500 08/07/2021 TV 4.23 29/10/2025 -16,863,975 -16,863,975 -16,863,975 -19,100,138 EUR 24820600 03/09/2021 TV 4.46 29/10/2025 -16,025,641 -16,025,641 -16,025,641 -18,150,641 EUR 24820700 13/10/2021 TV 4.54 29/10/2025 -15,712,894 -15,712,894 -15,712,894 -17,796,424 EUR 24820800 19/11/2021 TV 0.00 29/10/2025 -10,305,682 -10,305,682 -10,305,682 -11,672,216 EUR 24830100 03/11/2020 TF 0.00 28/03/2028 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 24840100 16/11/2020 TF 0.77 16/11/2050 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 24880100 14/01/2021 TF 0.00 14/01/2031 -2,250,000,000 -2,250,000,000 -2,250,000,000 -2,548,350,000 EUR 24880190 14/01/2021 TF 0.00 14/01/2031 -2,750,000,000 -2,750,000,000 -2,750,000,000 -3,114,650,000 EUR 24900100 19/01/2021 TF 0.01 15/05/2041 -1,500,000,000 -1,500,000,000 -1,500,000,000 -1,698,900,000 EUR 24930100 25/01/2021 TV 4.82 25/01/2024 -23,584,906 -23,584,906 -23,584,906 -26,712,264 EUR 24930200 25/01/2021 TV 4.84 25/01/2024 -23,510,972 -23,510,972 -23,510,972 -26,628,527 EUR 24960100 27/01/2021 TF 0.05 27/01/2051 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 24960190 27/01/2021 TF 0.05 27/01/2051 -900,000,000 -900,000,000 -900,000,000 -1,019,340,000 EUR 24970100 27/01/2021 TV 1.43 27/01/2028 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 24980100 11/02/2021 TF 1.01 11/02/2051 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 25050100 26/02/2021 TF 0.74 26/02/2051 -40,000,000 -40,000,000 -40,000,000 -45,304,000 EUR 25060100 26/02/2021 TF 1.01 26/02/2051 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 25080100 03/03/2021 TF 0.20 17/03/2036 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,132,600,000 EUR 25080190 03/03/2021 TF 0.20 17/03/2036 -2,000,000,000 -2,000,000,000 -2,000,000,000 -2,265,200,000 EUR 25090100 29/03/2021 TF 1.10 29/03/2051 -25,000,000 -25,000,000 -25,000,000 -28,315,000 EUR 25100190 19/03/2021 TF 0.01 15/11/2030 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 25100200 20/09/2021 TF 0.01 15/11/2030 -500,000,000 -500,000,000 -500,000,000 -566,300,000 EUR 25120100 01/04/2021 TF 0.99 01/04/2061 -50,000,000 -50,000,000 -50,000,000 -56,630,000 EUR 25170100 28/04/2021 TF 0.00 28/04/2023 -100,000,000 -100,000,000 -100,000,000 -113,260,000 EUR 25200100 19/05/2021 TF 0.00 28/09/2028 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 25210100 25/05/2021 TF 1.28 25/05/2051 -35,000,000 -35,000,000 -35,000,000 -39,641,000 EUR 25230100 28/05/2021 TF 1.11 28/05/2046 -10,000,000 -10,000,000 -10,000,000 -11,326,000 EUR 25340100 22/09/2021 TF 0.00 22/12/2026 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,397,800,000 EUR 25350100 29/09/2021 TF 0.00 29/09/2033 -200,000,000 -200,000,000 -200,000,000 -226,520,000 EUR 25370100 30/09/2021 TV 0.00 30/09/2026 -52,419,355 -52,419,355 -52,419,355 -59,370,161 EUR 25430100 09/12/2021 TF 0.00 15/11/2027 -750,000,000 -750,000,000 -750,000,000 -849,450,000 EUR XS2373662985 04/08/2021 TF -0.63 03/08/2022 -200,000,000 -200,754,300 -200,754,300 -227,374,320 EUR XS2392961731 28/09/2021 TF -0.65 28/06/2022 -50,000,000 -50,161,142 -50,161,142 -56,812,510 EUR XS2399892848 14/10/2021 TF -0.66 14/07/2022 -10,000,000 -10,035,930 -10,035,930 -11,366,694 EUR XS2416423304 25/11/2021 TF -0.75 25/05/2022 -10,000,000 -10,030,323 -10,030,323 -11,360,343 EUR XS2417408205 29/11/2021 TF -0.75 30/05/2022 -500,000,000 -501,568,447 -501,568,447 -568,076,423 -246,819,207,982.64 -246,913,409,878.75 -246,913,409,878.75 -279,654,128,028.67 11

Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) GBP 01340500 07/12/1998 TF 6.00 07/12/2028 -54,321,000 -54,321,000 -64,646,308 -73,218,409 GBP 01340600 25/02/1999 TF 6.00 07/12/2028 -250,000,000 -250,000,000 -297,519,874 -336,971,010 GBP 01340700 19/10/1999 TF 6.00 07/12/2028 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01340800 22/11/1999 TF 6.00 07/12/2028 -125,000,000 -125,000,000 -148,759,937 -168,485,505 GBP 01340900 07/01/2000 TF 6.00 07/12/2028 -125,000,000 -125,000,000 -148,759,937 -168,485,505 GBP 01341000 11/02/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01341100 06/03/2000 TF 6.00 07/12/2028 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 01341200 15/03/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01341300 30/03/2000 TF 6.00 07/12/2028 -145,000,000 -145,000,000 -172,561,527 -195,443,186 GBP 01341400 06/04/2000 TF 6.00 07/12/2028 -350,000,000 -350,000,000 -416,527,824 -471,759,414 GBP 01341500 19/04/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01341600 09/05/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01341700 24/05/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01341800 12/07/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01341900 01/09/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01342000 18/09/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01342100 12/01/2001 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01342200 17/06/2004 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01590100 19/02/1999 TF 4.80 07/12/2028 -92,216,114 -92,216,114 -109,744,506 -124,296,628 GBP 01590200 18/10/2000 TF 5.11 07/12/2028 -40,009,125 -40,009,125 -47,614,039 -53,927,661 GBP 01590300 20/12/2000 TF 4.72 07/12/2028 -55,140,000 -55,140,000 -65,620,983 -74,322,326 GBP 01590400 26/04/2001 TF 5.16 07/12/2028 -24,895,000 -24,895,000 -29,627,029 -33,555,573 GBP 01610100 01/04/1999 TF 4.77 15/03/2038 -49,792,301 -49,792,301 -59,256,797 -67,114,248 GBP 01610200 26/04/2001 TF 4.77 15/03/2038 -74,932,500 -74,932,500 -89,175,632 -101,000,321 GBP 01620100 27/04/1999 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01620200 28/04/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01620300 14/06/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01620400 10/07/2000 TF 5.00 15/04/2039 -125,000,000 -125,000,000 -148,759,937 -168,485,505 GBP 01620500 21/07/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01620600 29/11/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01620700 28/12/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01620800 15/03/2001 TF 5.00 15/04/2039 -110,000,000 -110,000,000 -130,908,745 -148,267,244 GBP 01620900 22/06/2004 TF 5.00 15/04/2039 -125,000,000 -125,000,000 -148,759,937 -168,485,505 GBP 01621000 16/08/2004 TF 5.00 15/04/2039 -65,000,000 -65,000,000 -77,355,167 -87,612,463 GBP 01621100 18/01/2006 TF 5.00 15/04/2039 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01621200 01/06/2006 TF 5.00 15/04/2039 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01621300 17/08/2006 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01621400 15/09/2006 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01621500 11/10/2006 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01621600 09/11/2006 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01621700 21/03/2007 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01621800 24/04/2007 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01621900 16/05/2007 TF 5.00 15/04/2039 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01622000 10/11/2011 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01690100 15/06/1999 TF 5.14 15/03/2038 -33,319,664 -33,319,664 -39,653,049 -44,911,043 GBP 01920100 18/04/2000 TF 5.50 15/04/2025 -175,000,000 -175,000,000 -208,263,912 -235,879,707 GBP 01920200 03/05/2000 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01920300 05/01/2001 TF 5.50 15/04/2025 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01920400 24/09/2002 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01920500 25/10/2002 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01920600 25/03/2004 TF 5.50 15/04/2025 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01920700 14/07/2004 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01920800 23/07/2004 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01920900 02/09/2004 TF 5.50 15/04/2025 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 01921000 13/01/2006 TF 5.50 15/04/2025 -150,000,000 -150,000,000 -178,511,925 -202,182,606 12

GBP 01921100 03/02/2006 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01921200 24/01/2008 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01921300 14/02/2008 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01960200 07/08/2000 TF 5.63 07/06/2032 -40,000,000 -40,000,000 -47,603,180 -53,915,362 GBP 01960300 14/09/2000 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01960400 27/09/2000 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01960500 17/10/2000 TF 5.63 07/06/2032 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01960600 21/03/2001 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01960700 24/04/2001 TF 5.63 07/06/2032 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01960800 10/05/2001 TF 5.63 07/06/2032 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01960900 05/07/2001 TF 5.63 07/06/2032 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 01961000 21/10/2002 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01961100 02/04/2004 TF 5.63 07/06/2032 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 01961200 11/06/2004 TF 5.63 07/06/2032 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 01961300 25/06/2004 TF 5.63 07/06/2032 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 01961400 12/07/2004 TF 5.63 07/06/2032 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 01961500 03/09/2004 TF 5.63 07/06/2032 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 01961600 07/02/2006 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01961700 04/05/2006 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01961800 01/09/2006 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01961900 14/11/2006 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01962000 27/07/2007 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01962100 14/08/2007 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 01962200 27/03/2008 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 02220100 30/04/2001 TV 12.55 30/04/2031 -14,844,616 -12,593,667 -14,987,465 -16,974,803 GBP 02240100 17/05/2001 TV 5.25 31/03/2034 -41,870,430 -37,096,920 -44,148,284 -50,002,346 GBP 02280100 23/07/2001 TV 2.40 22/07/2030 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 02280200 04/06/2004 TV 2.40 22/07/2030 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 04240100 14/02/2003 TF 4.36 10/01/2023 -94,299,006 -42,162,423 -50,176,635 -56,830,057 GBP 04350100 26/02/2003 TV 3.79 31/03/2031 -56,250,705 -47,450,340 -56,469,677 -63,957,556 GBP 05380100 09/07/2003 TV 3.90 31/03/2038 -33,552,300 -30,564,400 -36,374,066 -41,197,267 GBP 06470100 15/01/2004 TV 3.87 30/09/2034 -62,196,400 -55,081,800 -65,551,721 -74,243,879 GBP 07600100 12/10/2004 TF 4.63 12/10/2054 -200,000,000 -200,000,000 -238,015,899 -269,576,808 GBP 07600200 10/03/2006 TF 4.63 12/10/2054 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 07600300 10/03/2006 TF 4.63 12/10/2054 -25,000,000 -25,000,000 -29,751,987 -33,697,101 GBP 07600400 31/05/2006 TF 4.63 12/10/2054 -40,000,000 -40,000,000 -47,603,180 -53,915,362 GBP 07600500 31/05/2006 TF 4.63 12/10/2054 -20,000,000 -20,000,000 -23,801,590 -26,957,681 GBP 07600600 12/10/2006 TF 4.63 12/10/2054 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 07600700 09/11/2006 TF 4.63 12/10/2054 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 07600800 27/04/2007 TF 4.63 12/10/2054 -40,000,000 -40,000,000 -47,603,180 -53,915,362 GBP 07600900 25/06/2007 TF 4.63 12/10/2054 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 07601000 24/08/2007 TF 4.63 12/10/2054 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 07601100 16/02/2012 TF 4.63 12/10/2054 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 07601200 26/03/2012 TF 4.63 12/10/2054 -75,000,000 -75,000,000 -89,255,962 -101,091,303 GBP 07960100 15/12/2004 TV 3.19 30/09/2037 -123,017,300 -111,361,950 -132,529,573 -150,102,995 GBP 08670100 04/05/2005 TV 3.18 31/03/2038 -82,775,850 -75,197,235 -89,490,688 -101,357,153 GBP 13210100 18/04/2007 TF 4.50 07/03/2044 -350,000,000 -350,000,000 -416,527,824 -471,759,414 GBP 13210200 26/06/2007 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 13210300 31/07/2007 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 13210400 22/02/2008 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 13210500 19/10/2011 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 13210600 10/11/2011 TF 4.50 07/03/2044 -85,000,000 -85,000,000 -101,156,757 -114,570,143 GBP 13210700 09/03/2012 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 13210800 29/03/2012 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 13510100 08/08/2007 TV 2.10 22/11/2022 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 15310100 16/03/2009 TF 4.50 07/06/2029 -550,000,000 -550,000,000 -654,543,724 -741,336,221 GBP 15310200 16/03/2009 TF 4.50 07/06/2029 -50,000,000 -50,000,000 -59,503,975 -67,394,202 13

GBP 15310300 30/06/2011 TF 4.50 07/06/2029 -130,000,000 -130,000,000 -154,710,335 -175,224,925 GBP 15310400 04/11/2011 TF 4.50 07/06/2029 -125,000,000 -125,000,000 -148,759,937 -168,485,505 GBP 15310600 14/02/2012 TF 4.50 07/06/2029 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 18990100 07/02/2012 TF 3.88 08/06/2037 -600,000,000 -600,000,000 -714,047,698 -808,730,423 GBP 18990200 10/10/2012 TF 3.88 08/06/2037 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 18990300 07/06/2013 TF 3.88 08/06/2037 -250,000,000 -250,000,000 -297,519,874 -336,971,010 GBP 18990400 26/07/2013 TF 3.88 08/06/2037 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 19260100 12/04/2012 TF 3.75 07/12/2027 -300,000,000 -300,000,000 -357,023,849 -404,365,212 GBP 19260200 12/11/2012 TF 3.75 07/12/2027 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 19620100 31/10/2012 TF 2.50 31/10/2022 -200,000,000 -200,000,000 -238,015,899 -269,576,808 GBP 19620200 31/10/2012 TF 2.50 31/10/2022 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 19620300 17/05/2013 TF 2.50 31/10/2022 -200,000,000 -200,000,000 -238,015,899 -269,576,808 GBP 19620400 12/06/2013 TF 2.50 31/10/2022 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 19620500 07/02/2014 TF 2.50 31/10/2022 -50,000,000 -50,000,000 -59,503,975 -67,394,202 GBP 19620600 21/09/2015 TF 2.50 31/10/2022 -300,000,000 -300,000,000 -357,023,849 -404,365,212 GBP 19620700 01/03/2016 TF 2.50 31/10/2022 -300,000,000 -300,000,000 -357,023,849 -404,365,212 GBP 19620800 14/10/2016 TF 2.50 31/10/2022 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 19620900 07/07/2017 TF 2.50 31/10/2022 -200,000,000 -200,000,000 -238,015,899 -269,576,808 GBP 19621000 11/07/2019 TF 2.50 31/10/2022 -400,000,000 -400,000,000 -476,031,799 -539,153,615 GBP 21620100 19/02/2015 TV 0.18 18/02/2022 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 21620200 04/08/2015 TV 0.18 18/02/2022 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 22400100 21/09/2016 TF 1.00 21/09/2026 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 22400200 03/02/2017 TF 1.00 21/09/2026 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 22400300 09/02/2018 TF 1.00 21/09/2026 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 22400400 13/02/2019 TF 1.00 21/09/2026 -250,000,000 -250,000,000 -297,519,874 -336,971,010 GBP 22400500 26/07/2019 TF 1.00 21/09/2026 -400,000,000 -400,000,000 -476,031,799 -539,153,615 GBP 23120100 13/09/2017 TF 0.88 15/12/2023 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 23120200 15/01/2018 TF 0.88 15/12/2023 -1,000,000,000 -1,000,000,000 -1,190,079,497 -1,347,884,039 GBP 23120300 28/01/2019 TF 0.88 15/12/2023 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 23120400 14/05/2019 TF 0.88 15/12/2023 -350,000,000 -350,000,000 -416,527,824 -471,759,414 GBP 23430100 17/04/2018 TF 1.38 07/03/2025 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 23430200 25/05/2018 TF 1.38 07/03/2025 -250,000,000 -250,000,000 -297,519,874 -336,971,010 GBP 23430300 08/02/2019 TF 1.38 07/03/2025 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 23430400 11/09/2020 TF 1.38 07/03/2025 -750,000,000 -750,000,000 -892,559,623 -1,010,913,029 GBP 23430500 12/05/2021 TF 1.38 07/03/2025 -300,000,000 -300,000,000 -357,023,849 -404,365,212 GBP 23430600 21/06/2021 TF 1.38 07/03/2025 -200,000,000 -200,000,000 -238,015,899 -269,576,808 GBP 23530100 29/06/2018 TV 0.54 29/06/2023 -1,000,000,000 -1,000,000,000 -1,190,079,497 -1,347,884,039 GBP 23530200 17/09/2019 TV 0.54 29/06/2023 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 23710100 10/01/2019 TV 0.34 10/01/2022 -1,000,000,000 -1,000,000,000 -1,190,079,497 -1,347,884,039 GBP 23710200 15/07/2019 TV 0.34 10/01/2022 -250,000,000 -250,000,000 -297,519,874 -336,971,010 GBP 23840100 12/03/2019 TV 0.45 12/03/2026 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 23840200 10/02/2020 TV 0.45 12/03/2026 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP 24040100 08/08/2019 TF 0.75 15/11/2024 -800,000,000 -800,000,000 -952,063,598 -1,078,307,231 GBP 24040200 24/01/2020 TF 0.75 15/11/2024 -200,000,000 -200,000,000 -238,015,899 -269,576,808 GBP 24040300 15/06/2020 TF 0.75 15/11/2024 -400,000,000 -400,000,000 -476,031,799 -539,153,615 GBP 24040400 03/06/2021 TF 0.75 15/11/2024 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 24040500 29/06/2021 TF 0.75 15/11/2024 -150,000,000 -150,000,000 -178,511,925 -202,182,606 GBP 24210100 14/01/2020 TF 0.75 14/07/2023 -1,000,000,000 -1,000,000,000 -1,190,079,497 -1,347,884,039 GBP 24210200 24/04/2020 TF 0.75 14/07/2023 -750,000,000 -750,000,000 -892,559,623 -1,010,913,029 GBP 24250100 15/01/2020 TV 0.37 15/01/2025 -1,000,000,000 -1,000,000,000 -1,190,079,497 -1,347,884,039 GBP 24320100 31/01/2020 TF 0.75 22/07/2027 -750,000,000 -750,000,000 -892,559,623 -1,010,913,029 GBP 24650100 08/09/2020 TV 1.13 08/09/2025 -1,000,000,000 -1,000,000,000 -1,190,079,497 -1,347,884,039 GBP 24860100 14/01/2021 TF 0.13 14/12/2026 -1,500,000,000 -1,500,000,000 -1,785,119,246 -2,021,826,058 GBP 24890100 18/01/2021 TV 1.07 18/01/2027 -1,500,000,000 -1,500,000,000 -1,785,119,246 -2,021,826,058 GBP 25270100 18/06/2021 TF 0.21 18/06/2024 -100,000,000 -100,000,000 -119,007,950 -134,788,404 GBP 25380100 20/10/2021 TF 0.88 15/05/2026 -500,000,000 -500,000,000 -595,039,749 -673,942,019 GBP XS2373046320 02/08/2021 TF 0.10 01/08/2022 -120,000,000 -119,930,042 -142,726,285 -161,651,790 14

GBP XS2373663793 04/08/2021 TF 0.09 03/08/2022 -120,000,000 -119,934,677 -142,731,800 -161,658,036 GBP XS2386975903 13/09/2021 TF 0.09 09/09/2022 -150,000,000 -149,904,293 -178,398,026 -202,053,604 GBP XS2392403056 27/09/2021 TF 0.12 26/09/2022 -120,000,000 -119,891,795 -142,680,767 -161,600,237 GBP XS2395544666 05/10/2021 TF 0.06 07/03/2022 -100,000,000 -99,988,702 -118,994,504 -134,773,175 GBP XS2397810719 08/10/2021 TF 0.05 18/02/2022 -40,000,000 -39,997,316 -47,599,985 -53,911,743 GBP XS2397810719 08/10/2021 TF 0.05 18/02/2022 -50,000,000 -49,996,644 -59,499,981 -67,389,679 GBP XS2402460237 25/10/2021 TF 0.49 25/07/2022 -20,000,000 -19,944,892 -23,736,008 -26,883,402 GBP XS2403109882 25/10/2021 TF 0.60 24/10/2022 -120,000,000 -119,417,622 -142,116,463 -160,961,106 GBP XS2423942593 16/12/2021 TF 0.07 16/06/2022 -50,000,000 -49,985,135 -59,486,284 -67,374,166 -36,823,432,310.52 -36,725,125,556.73 -43,705,818,961.36 -49,501,210,555.64 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) HKD 24680100 21/09/2020 TF 0.29 21/09/2022 -100,000,000 -100,000,000 -11,320,797 -12,821,935 HKD 24730100 25/09/2020 TF 0.32 25/09/2022 -300,000,000 -300,000,000 -33,962,392 -38,465,806 HKD 25360100 29/09/2021 TF 0.53 29/09/2025 -300,000,000 -300,000,000 -33,962,392 -38,465,806 -700,000,000.00 -700,000,000.00 -79,245,582.06 -89,753,546.24 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) HUF 25390100 19/11/2021 TF 3.25 19/11/2024 -6,300,000,000 -6,300,000,000 -17,064,384 -19,327,122 -6,300,000,000.00 -6,300,000,000.00 -17,064,384.19 -19,327,121.53 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) JPY 01000100 27/03/1997 TF 5.56 28/03/2022 -5,000,000,000 -5,000,000,000 -38,349,440 -43,434,576 JPY 02530100 07/01/2002 TV 2.76 15/12/2031 -100,000,000 -100,000,000 -766,989 -868,692 JPY 02660100 22/01/2002 TV 2.40 15/03/2032 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 03030100 26/03/2002 TV 2.50 15/03/2032 -200,000,000 -200,000,000 -1,533,978 -1,737,383 JPY 05490100 12/08/2003 TV 0.27 12/08/2033 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 08870100 13/06/2005 TV 1.74 13/06/2025 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 10570100 26/01/2006 TF 1.90 26/01/2026 -34,530,700,000 -34,530,700,000 -264,846,602 -299,965,262 JPY 10570200 04/02/2008 TF 1.90 26/01/2026 -25,000,000,000 -25,000,000,000 -191,747,200 -217,172,879 JPY 12840100 18/01/2007 TF 2.15 18/01/2027 -50,000,000,000 -50,000,000,000 -383,494,401 -434,345,759 JPY 13580100 20/09/2007 TV 0.10 21/09/2027 -1,082,000,000 -1,082,000,000 -8,298,819 -9,399,242 JPY 19310100 10/05/2012 TV 3.50 15/12/2033 -1,650,000,000 -1,650,000,000 -12,655,315 -14,333,410 JPY 19790100 18/01/2013 TF 1.70 18/01/2033 -11,222,508,500 -11,606,191,080 -89,018,186 -100,821,997 JPY 20280100 24/09/2013 TV 3.00 25/09/2043 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20290100 08/10/2013 TV 3.00 09/10/2043 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20370100 03/12/2013 TV 2.52 04/12/2043 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20380100 21/11/2013 TV 2.00 21/11/2033 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20410100 25/11/2013 TF 1.74 25/11/2053 -10,000,000,000 -10,000,000,000 -76,698,880 -86,869,152 JPY 20420100 11/12/2013 TV 3.30 11/12/2043 -1,100,000,000 -1,100,000,000 -8,436,877 -9,555,607 JPY 20470100 19/12/2013 TV 0.35 19/12/2033 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20480100 17/12/2013 TV 3.70 18/12/2028 -2,100,000,000 -2,100,000,000 -16,106,765 -18,242,522 JPY 20490100 17/12/2013 TV 3.68 18/12/2028 -2,700,000,000 -2,700,000,000 -20,708,698 -23,454,671 JPY 20500100 18/12/2013 TV 2.90 18/12/2043 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20510100 14/01/2014 TV 3.00 15/01/2044 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20550100 23/01/2014 TV 2.85 23/01/2034 -4,100,000,000 -4,100,000,000 -31,446,541 -35,616,352 JPY 20580100 24/01/2014 TV 3.00 24/01/2034 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20600100 29/01/2014 TV 1.64 30/01/2034 -1,200,000,000 -1,200,000,000 -9,203,866 -10,424,298 JPY 20670100 12/02/2014 TV 2.23 12/02/2044 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20710100 03/03/2014 TV 2.57 03/03/2044 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20730100 10/03/2014 TV 4.00 10/03/2034 -800,000,000 -800,000,000 -6,135,910 -6,949,532 JPY 20740100 24/02/2014 TV 3.55 23/02/2029 -600,000,000 -600,000,000 -4,601,933 -5,212,149 JPY 20750100 03/03/2014 TV 1.98 03/03/2044 -600,000,000 -600,000,000 -4,601,933 -5,212,149 15

JPY 20770100 07/03/2014 TV 3.66 07/03/2029 -1,100,000,000 -1,100,000,000 -8,436,877 -9,555,607 JPY 20830100 24/03/2014 TV 2.63 24/03/2034 -3,000,000,000 -3,000,000,000 -23,009,664 -26,060,746 JPY 20840100 25/03/2014 TV 3.35 25/03/2044 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 20850100 25/03/2014 TV 2.38 25/03/2039 -5,000,000,000 -5,000,000,000 -38,349,440 -43,434,576 JPY 20870100 28/03/2014 TV 1.41 28/03/2034 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 20880100 28/03/2014 TV 3.31 28/03/2029 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 20900100 28/03/2014 TV 3.09 31/03/2044 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20910100 28/03/2014 TV 2.86 28/03/2044 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20930100 14/04/2014 TV 2.48 14/04/2044 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 20940100 08/04/2014 TV 3.70 09/01/2029 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 20960100 14/04/2014 TV 2.48 14/04/2044 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 21020100 25/04/2014 TV 4.07 28/04/2034 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 21040100 25/04/2014 TV 2.01 28/04/2044 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 21080100 28/04/2014 TV 2.00 28/03/2034 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 21110100 12/05/2014 TV 3.50 13/05/2044 -1,300,000,000 -1,300,000,000 -9,970,854 -11,292,990 JPY 21120100 13/05/2014 TV 2.40 13/05/2044 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 21220100 26/06/2014 TV 2.03 27/06/2034 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 21260100 25/07/2014 TV 4.15 25/07/2044 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 21270100 08/08/2014 TV 2.18 08/08/2029 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 21320100 12/09/2014 TV 2.37 12/09/2034 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 21410100 17/10/2014 TV 4.13 17/10/2044 -1,000,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 21530100 12/02/2015 TV 1.70 13/02/2045 -600,000,000 -600,000,000 -4,601,933 -5,212,149 JPY 21580100 19/02/2015 TV 1.84 20/02/2035 -1,000,000,000 -1,000,000,000 -7,669,888 -8,686,915 JPY 21920100 15/10/2015 TV 2.18 16/10/2045 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 21950100 23/10/2015 TV 3.20 23/10/2040 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 22010100 08/12/2015 TV 3.25 08/12/2045 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 22080100 16/02/2016 TV 3.00 16/02/2046 -800,000,000 -800,000,000 -6,135,910 -6,949,532 JPY 22140100 14/03/2016 TV 2.10 15/03/2046 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 22340100 24/06/2016 TV 2.95 24/06/2036 -900,000,000 -900,000,000 -6,902,899 -7,818,224 JPY 22350100 27/06/2016 TV 3.00 27/06/2036 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 22360100 26/08/2016 TV 2.35 26/08/2036 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 22760100 13/02/2017 TV 3.55 13/02/2047 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 22770100 13/02/2017 TV 2.00 13/02/2037 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 23110100 21/08/2017 TV 2.75 21/08/2042 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 23280100 08/02/2018 TV 3.00 08/02/2038 -500,000,000 -500,000,000 -3,834,944 -4,343,458 JPY 24410100 23/03/2020 TV 3.11 23/03/2023 -453,282,824 -453,282,824 -3,476,629 -3,937,629 JPY 24430100 23/03/2020 TV 0.04 23/03/2023 -1,518,495,040 -1,518,495,040 -11,646,687 -13,191,038 JPY 24800100 27/10/2020 TV 3.55 27/10/2023 -405,119,130 -405,119,130 -3,107,218 -3,519,236 JPY 24810100 27/10/2020 TV 3.91 27/10/2023 -491,454,000 -491,454,000 -3,769,397 -4,269,219 JPY 25400100 20/12/2021 TV 0.00 20/12/2024 -290,379,600 -290,379,600 -2,227,179 -2,522,503 -198,343,939,094.00 -198,227,621,674.00 -1,520,383,660.66 -1,721,986,534.06 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) MXN 22570100 28/11/2016 TF 5.50 23/01/2023 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 22570200 26/01/2017 TF 5.50 23/01/2023 -550,000,000 -550,000,000 -23,764,464 -26,915,632 MXN 22570300 09/11/2017 TF 5.50 23/01/2023 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 22570400 27/03/2018 TF 5.50 23/01/2023 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 22570500 23/04/2018 TF 5.50 23/01/2023 -450,000,000 -450,000,000 -19,443,652 -22,021,881 MXN 22570600 02/07/2018 TF 5.50 23/01/2023 -550,000,000 -550,000,000 -23,764,464 -26,915,632 MXN 22570700 07/11/2019 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 22570800 04/12/2019 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 22570900 09/01/2020 TF 5.50 23/01/2023 -550,000,000 -550,000,000 -23,764,464 -26,915,632 MXN 22571000 16/01/2020 TF 5.50 23/01/2023 -550,000,000 -550,000,000 -23,764,464 -26,915,632 MXN 22571100 11/02/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 22571200 19/02/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 22571300 26/02/2020 TF 5.50 23/01/2023 -1,500,000,000 -1,500,000,000 -64,812,174 -73,406,269 16

MXN 22571400 26/02/2020 TF 5.50 23/01/2023 -350,000,000 -350,000,000 -15,122,841 -17,128,129 MXN 22571500 04/03/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 22571600 18/09/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 22571700 22/10/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 22571800 28/01/2021 TF 5.50 23/01/2023 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 22571900 04/02/2021 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 22640100 11/01/2017 TF 8.00 11/01/2027 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 22640200 09/02/2018 TF 8.00 11/01/2027 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 22690100 20/01/2017 TF 7.50 09/06/2022 -1,000,000,000 -1,000,000,000 -43,208,116 -48,937,512 MXN 22690200 14/02/2019 TF 7.50 09/06/2022 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 22960100 07/04/2017 TF 6.50 07/07/2027 -1,000,000,000 -1,000,000,000 -43,208,116 -48,937,512 MXN 22960200 31/07/2017 TF 6.50 07/07/2027 -750,000,000 -750,000,000 -32,406,087 -36,703,134 MXN 22960300 02/02/2018 TF 6.50 07/07/2027 -750,000,000 -750,000,000 -32,406,087 -36,703,134 MXN 23180100 12/01/2018 TF 7.63 12/01/2022 -3,000,000,000 -3,000,000,000 -129,624,349 -146,812,537 MXN 23180200 14/02/2018 TF 7.63 12/01/2022 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 23180300 15/11/2019 TF 7.63 12/01/2022 -300,000,000 -300,000,000 -12,962,435 -14,681,254 MXN 23180400 19/02/2020 TF 7.63 12/01/2022 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 23300100 30/01/2018 TF 7.50 30/07/2023 -1,000,000,000 -1,000,000,000 -43,208,116 -48,937,512 MXN 23300200 08/02/2019 TF 7.50 30/07/2023 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 23300300 13/10/2020 TF 7.50 30/07/2023 -350,000,000 -350,000,000 -15,122,841 -17,128,129 MXN 23310100 30/01/2018 TF 7.75 30/01/2025 -1,250,000,000 -1,250,000,000 -54,010,145 -61,171,891 MXN 23310200 21/02/2018 TF 7.75 30/01/2025 -1,250,000,000 -1,250,000,000 -54,010,145 -61,171,891 MXN 23310300 28/02/2018 TF 7.75 30/01/2025 -1,000,000,000 -1,000,000,000 -43,208,116 -48,937,512 MXN 24420100 23/03/2020 TF 5.18 23/03/2023 -40,500,000 -40,500,000 -1,749,929 -1,981,969 MXN 24590100 19/06/2020 TF 4.25 19/06/2024 -1,000,000,000 -1,000,000,000 -43,208,116 -48,937,512 MXN 24590200 14/01/2021 TF 4.25 19/06/2024 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 24590300 18/02/2021 TF 4.25 19/06/2024 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 24590400 09/03/2021 TF 4.25 19/06/2024 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 24590500 03/06/2021 TF 4.25 19/06/2024 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 24590600 19/08/2021 TF 4.25 19/06/2024 -250,000,000 -250,000,000 -10,802,029 -12,234,378 MXN 24590700 16/11/2021 TF 4.25 19/06/2024 -500,000,000 -500,000,000 -21,604,058 -24,468,756 MXN 24990100 16/02/2021 TF 4.50 16/02/2028 -750,000,000 -750,000,000 -32,406,087 -36,703,134 -27,190,500,000.00 -27,190,500,000.00 -1,174,850,283.90 -1,330,635,431.55 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) NOK 09970100 03/11/2005 TF 4.17 03/11/2025 -300,000,000 -300,000,000 -30,033,638 -34,016,098 NOK 09970200 15/01/2010 TF 4.17 03/11/2025 -200,000,000 -200,000,000 -20,022,425 -22,677,399 NOK 20090100 24/05/2013 TF 3.25 24/05/2023 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 20090200 02/06/2014 TF 3.25 24/05/2023 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 20150100 13/06/2013 TF 4.00 13/06/2033 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 20150200 13/06/2013 TF 4.00 13/06/2033 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 20920100 02/04/2014 TF 3.25 14/03/2024 -850,000,000 -850,000,000 -85,095,307 -96,378,944 NOK 20920200 19/02/2019 TF 3.25 14/03/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21500100 26/01/2015 TV 0.73 26/01/2022 -1,200,000,000 -1,200,000,000 -120,134,551 -136,064,392 NOK 21500200 26/01/2015 TV 0.73 26/01/2022 -300,000,000 -300,000,000 -30,033,638 -34,016,098 NOK 21500300 03/02/2015 TV 0.73 26/01/2022 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 21500400 03/02/2015 TV 0.73 26/01/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21720100 12/05/2015 TF 1.50 12/05/2022 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 21720200 13/01/2016 TF 1.50 12/05/2022 -300,000,000 -300,000,000 -30,033,638 -34,016,098 NOK 21720300 21/03/2016 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21720400 08/06/2016 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21720500 22/06/2016 TF 1.50 12/05/2022 -200,000,000 -200,000,000 -20,022,425 -22,677,399 NOK 21720600 18/08/2016 TF 1.50 12/05/2022 -650,000,000 -650,000,000 -65,072,882 -73,701,546 NOK 21720700 30/09/2016 TF 1.50 12/05/2022 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 21720800 16/01/2017 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21720900 20/01/2017 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 17

NOK 21721000 22/02/2017 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21721100 14/03/2017 TF 1.50 12/05/2022 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 21721200 30/03/2017 TF 1.50 12/05/2022 -400,000,000 -400,000,000 -40,044,850 -45,354,797 NOK 21721300 15/05/2017 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21721400 06/02/2018 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21721500 21/02/2018 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21721600 10/01/2019 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21721700 04/02/2019 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21721800 12/04/2019 TF 1.50 12/05/2022 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 21721900 13/05/2019 TF 1.50 12/05/2022 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 21722000 16/05/2019 TF 1.50 12/05/2022 -1,500,000,000 -1,500,000,000 -150,168,188 -170,080,490 NOK 21722100 29/05/2019 TF 1.50 12/05/2022 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 21722200 07/06/2019 TF 1.50 12/05/2022 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 21722300 03/07/2019 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21722400 16/07/2019 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21722500 09/09/2019 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21722600 07/10/2019 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21722700 11/11/2019 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21722800 11/11/2019 TF 1.50 12/05/2022 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 21722900 30/01/2020 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 21723000 10/02/2020 TF 1.50 12/05/2022 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22730100 26/01/2017 TF 1.50 26/01/2024 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 22730200 08/06/2017 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22730300 10/07/2017 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 22730400 03/09/2018 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22730500 19/10/2018 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22730600 06/11/2018 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22730700 20/11/2018 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 22730800 18/01/2019 TF 1.50 26/01/2024 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 22730900 14/02/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22731000 10/04/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22731100 24/04/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 22731200 02/05/2019 TF 1.50 26/01/2024 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 22731300 23/05/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22731400 07/06/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 22731500 05/07/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22731600 15/07/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 22731700 22/07/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22731800 02/08/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22731900 09/08/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22732000 04/09/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 22732100 17/09/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22732200 19/09/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22732300 08/11/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 22732400 25/11/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22732500 21/01/2020 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 22732600 31/01/2020 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 22732700 10/02/2020 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -25,028,031 -28,346,748 NOK 22790100 09/02/2017 TF 2.25 09/02/2037 -750,000,000 -750,000,000 -75,084,094 -85,040,245 NOK 23340100 06/03/2018 TV 2.32 06/03/2023 -1,250,000,000 -1,250,000,000 -125,140,157 -141,733,742 NOK 23340200 06/03/2018 TV 2.32 06/03/2023 -750,000,000 -750,000,000 -75,084,094 -85,040,245 NOK 23340300 07/05/2018 TV 2.32 06/03/2023 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 23340400 27/02/2019 TV 2.32 06/03/2023 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 23570100 24/07/2018 TF 1.65 24/07/2023 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 23570200 26/04/2019 TF 1.65 24/07/2023 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 23760100 15/02/2019 TV 2.29 15/02/2024 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 23760200 15/02/2019 TV 2.29 15/02/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 18

NOK 23760300 15/02/2019 TV 2.29 15/02/2024 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 23760400 26/02/2019 TV 2.29 15/02/2024 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 23780100 20/02/2019 TV 2.22 20/04/2022 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 24220100 15/01/2020 TF 1.75 13/03/2025 -3,500,000,000 -3,500,000,000 -350,392,440 -396,854,477 NOK 24220200 28/05/2020 TF 1.75 13/03/2025 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 24220300 29/04/2021 TF 1.75 13/03/2025 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 24480100 24/04/2020 TF 0.63 24/04/2023 -1,500,000,000 -1,500,000,000 -150,168,188 -170,080,490 NOK 24480200 24/04/2020 TF 0.63 24/04/2023 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 24780100 21/10/2020 TV 2.24 21/10/2025 -3,000,000,000 -3,000,000,000 -300,336,377 -340,160,980 NOK 24780200 26/07/2021 TV 2.24 21/10/2025 -1,000,000,000 -1,000,000,000 -100,112,126 -113,386,993 NOK 25040100 25/02/2021 TF 1.65 25/02/2036 -950,000,000 -950,000,000 -95,106,519 -107,717,644 NOK 25160100 06/05/2021 TF 1.25 17/02/2027 -1,500,000,000 -1,500,000,000 -150,168,188 -170,080,490 NOK 25160200 30/06/2021 TF 1.25 17/02/2027 -500,000,000 -500,000,000 -50,056,063 -56,693,497 NOK 25250100 09/06/2021 TF 0.75 09/09/2024 -2,000,000,000 -2,000,000,000 -200,224,251 -226,773,987 -55,350,000,000.00 -55,350,000,000.00 -5,541,206,151.04 -6,275,970,086.67 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) NZD 23360100 15/03/2018 TF 3.00 15/03/2023 -200,000,000 -200,000,000 -120,634,538 -136,630,677 NZD 25240100 16/06/2021 TF 1.88 16/06/2028 -250,000,000 -250,000,000 -150,793,172 -170,788,347 -450,000,000.00 -450,000,000.00 -271,427,709.76 -307,419,024.07 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) PLN 19570100 25/10/2012 TF 4.25 25/10/2022 -100,000,000 -100,000,000 -21,753,791 -24,638,343 PLN 19570200 19/09/2013 TF 4.25 25/10/2022 -50,000,000 -50,000,000 -10,876,895 -12,319,172 PLN 19570300 19/03/2014 TF 4.25 25/10/2022 -50,000,000 -50,000,000 -10,876,895 -12,319,172 PLN 19570400 14/10/2014 TF 4.25 25/10/2022 -50,000,000 -50,000,000 -10,876,895 -12,319,172 PLN 19570500 09/04/2015 TF 4.25 25/10/2022 -310,000,000 -310,000,000 -67,436,751 -76,378,864 PLN 21780100 02/07/2015 TF 2.75 02/07/2022 -200,000,000 -200,000,000 -43,507,581 -49,276,686 PLN 22420100 29/09/2016 TF 2.75 25/08/2026 -900,000,000 -900,000,000 -195,784,115 -221,745,089 PLN 22420200 29/09/2016 TF 2.75 25/08/2026 -200,000,000 -200,000,000 -43,507,581 -49,276,686 PLN 22420300 23/03/2017 TF 2.75 25/08/2026 -900,000,000 -900,000,000 -195,784,115 -221,745,089 PLN 22420400 27/11/2017 TF 2.75 25/08/2026 -500,000,000 -500,000,000 -108,768,953 -123,191,716 PLN 22420500 29/10/2018 TF 2.75 25/08/2026 -750,000,000 -750,000,000 -163,153,429 -184,787,574 PLN 22420600 08/06/2020 TF 2.75 25/08/2026 -500,000,000 -500,000,000 -108,768,953 -123,191,716 PLN 22420700 05/08/2020 TF 2.75 25/08/2026 -750,000,000 -750,000,000 -163,153,429 -184,787,574 PLN 22420800 13/10/2020 TF 2.75 25/08/2026 -400,000,000 -400,000,000 -87,015,162 -98,553,373 PLN 22420900 28/10/2020 TF 2.75 25/08/2026 -1,500,000,000 -1,500,000,000 -326,306,859 -369,575,148 PLN 22421000 26/11/2020 TF 2.75 25/08/2026 -1,000,000,000 -1,000,000,000 -217,537,906 -246,383,432 PLN 22421100 04/06/2021 TF 2.75 25/08/2026 -600,000,000 -600,000,000 -130,522,744 -147,830,059 PLN 23030100 07/06/2017 TF 3.00 24/05/2024 -1,500,000,000 -1,500,000,000 -326,306,859 -369,575,148 PLN 23030200 19/11/2018 TF 3.00 24/05/2024 -500,000,000 -500,000,000 -108,768,953 -123,191,716 PLN 23030300 30/04/2019 TF 3.00 24/05/2024 -500,000,000 -500,000,000 -108,768,953 -123,191,716 PLN 23030400 25/07/2019 TF 3.00 24/05/2024 -1,000,000,000 -1,000,000,000 -217,537,906 -246,383,432 PLN 23030500 21/11/2019 TF 3.00 24/05/2024 -500,000,000 -500,000,000 -108,768,953 -123,191,716 PLN 23030600 06/02/2020 TF 3.00 24/05/2024 -500,000,000 -500,000,000 -108,768,953 -123,191,716 PLN 23030700 08/06/2020 TF 3.00 24/05/2024 -1,000,000,000 -1,000,000,000 -217,537,906 -246,383,432 PLN 23030800 22/07/2020 TF 3.00 24/05/2024 -750,000,000 -750,000,000 -163,153,429 -184,787,574 PLN 23030900 22/03/2021 TF 3.00 24/05/2024 -1,000,000,000 -1,000,000,000 -217,537,906 -246,383,432 PLN 23031000 28/09/2021 TF 3.00 24/05/2024 -750,000,000 -750,000,000 -163,153,429 -184,787,574 PLN 23390100 19/03/2018 TV 0.45 25/02/2025 -1,500,000,000 -1,500,000,000 -326,306,859 -369,575,148 PLN 23390200 12/06/2018 TV 0.45 25/02/2025 -1,000,000,000 -1,000,000,000 -217,537,906 -246,383,432 PLN 23390300 21/08/2018 TV 0.45 25/02/2025 -500,000,000 -500,000,000 -108,768,953 -123,191,716 PLN 23390400 19/03/2019 TV 0.45 25/02/2025 -1,250,000,000 -1,250,000,000 -271,922,382 -307,979,290 PLN 23390500 07/07/2020 TV 0.45 25/02/2025 -1,000,000,000 -1,000,000,000 -217,537,906 -246,383,432 PLN 23390600 29/09/2021 TV 0.45 25/02/2025 -500,000,000 -500,000,000 -108,768,953 -123,191,716 19

PLN 23850100 22/03/2019 TF 3.00 25/11/2029 -1,000,000,000 -1,000,000,000 -217,537,906 -246,383,432 PLN 23850200 09/07/2019 TF 3.00 25/11/2029 -500,000,000 -500,000,000 -108,768,953 -123,191,716 PLN 23850300 25/09/2020 TF 3.00 25/11/2029 -250,000,000 -250,000,000 -54,384,477 -61,595,858 PLN 23850400 12/10/2020 TF 3.00 25/11/2029 -350,000,000 -350,000,000 -76,138,267 -86,234,201 PLN 23930100 23/05/2019 TF 2.88 15/11/2029 -1,000,000,000 -1,000,000,000 -217,537,906 -246,383,432 PLN 25030100 25/02/2021 TF 1.00 25/02/2028 -1,500,000,000 -1,500,000,000 -326,306,859 -369,575,148 PLN 25140100 26/04/2021 TF 1.00 15/02/2027 -1,250,000,000 -1,250,000,000 -271,922,382 -307,979,290 -28,360,000,000.00 -28,360,000,000.00 -6,169,375,013.63 -6,987,434,140.44 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) RON 25280100 07/07/2021 TF 2.23 07/07/2026 -103,000,000 -103,000,000 -20,812,285 -23,571,994 -103,000,000.00 -103,000,000.00 -20,812,285.31 -23,571,994.34 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) RUB 23770100 08/02/2019 TF 6.75 08/02/2022 -1,500,000,000 -1,500,000,000 -17,584,912 -19,916,671 RUB 23770200 01/08/2019 TF 6.75 08/02/2022 -1,000,000,000 -1,000,000,000 -11,723,274 -13,277,781 RUB 23770300 19/02/2020 TF 6.75 08/02/2022 -1,000,000,000 -1,000,000,000 -11,723,274 -13,277,781 RUB 24610100 17/07/2020 TF 3.75 17/07/2024 -1,500,000,000 -1,500,000,000 -17,584,912 -19,916,671 RUB 24610200 13/01/2021 TF 3.75 17/07/2024 -1,500,000,000 -1,500,000,000 -17,584,912 -19,916,671 RUB 24610300 08/04/2021 TF 3.75 17/07/2024 -1,000,000,000 -1,000,000,000 -11,723,274 -13,277,781 RUB 24610400 25/10/2021 TF 3.75 17/07/2024 -1,500,000,000 -1,500,000,000 -17,584,912 -19,916,671 RUB 25010100 16/02/2021 TF 4.25 16/02/2026 -3,000,000,000 -3,000,000,000 -35,169,823 -39,833,342 -12,000,000,000.00 -12,000,000,000.00 -140,679,293.42 -159,333,367.73 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) SEK 08910100 10/06/2005 TF 3.65 10/06/2025 -300,000,000 -300,000,000 -29,267,436 -33,148,298 SEK 08910200 17/08/2012 TF 3.65 10/06/2025 -200,000,000 -200,000,000 -19,511,624 -22,098,865 SEK 08910300 11/09/2012 TF 3.65 10/06/2025 -300,000,000 -300,000,000 -29,267,436 -33,148,298 SEK 13130100 02/04/2007 TF 4.00 01/12/2028 -400,000,000 -400,000,000 -39,023,248 -44,197,731 SEK 13130200 02/04/2007 TF 4.00 01/12/2028 -125,000,000 -125,000,000 -12,194,765 -13,811,791 SEK 13280100 14/05/2007 TV 3.50 01/12/2028 -750,000,000 -750,000,000 -73,168,590 -82,870,745 SEK 13280200 15/06/2007 TV 3.50 01/12/2028 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 13280300 22/12/2009 TV 3.50 01/12/2028 -310,000,000 -310,000,000 -30,243,017 -34,253,241 SEK 18490100 10/06/2011 TF 4.25 01/06/2022 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 18490200 10/06/2011 TF 4.25 01/06/2022 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 18530100 17/06/2011 TF 4.38 30/03/2039 -1,000,000,000 -1,000,000,000 -97,558,120 -110,494,327 SEK 18530200 30/06/2011 TF 4.38 30/03/2039 -1,000,000,000 -1,000,000,000 -97,558,120 -110,494,327 SEK 18730100 18/08/2011 TF 3.50 18/08/2031 -1,000,000,000 -1,000,000,000 -97,558,120 -110,494,327 SEK 19320100 19/04/2012 TF 3.75 01/06/2032 -2,000,000,000 -2,000,000,000 -195,116,241 -220,988,654 SEK 19320200 26/04/2012 TF 3.75 01/06/2032 -1,200,000,000 -1,200,000,000 -117,069,744 -132,593,192 SEK 19320300 06/07/2012 TF 3.75 01/06/2032 -200,000,000 -200,000,000 -19,511,624 -22,098,865 SEK 19320400 19/10/2012 TF 3.75 01/06/2032 -300,000,000 -300,000,000 -29,267,436 -33,148,298 SEK 19320500 26/08/2016 TF 3.75 01/06/2032 -350,000,000 -350,000,000 -34,145,342 -38,673,014 SEK 19650100 13/11/2012 TF 2.75 13/11/2023 -750,000,000 -750,000,000 -73,168,590 -82,870,745 SEK 19650200 17/02/2016 TF 2.75 13/11/2023 -300,000,000 -300,000,000 -29,267,436 -33,148,298 SEK 19650300 15/03/2016 TF 2.75 13/11/2023 -375,000,000 -375,000,000 -36,584,295 -41,435,373 SEK 19650400 23/09/2016 TF 2.75 13/11/2023 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 19650500 23/09/2016 TF 2.75 13/11/2023 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 19650600 12/10/2016 TF 2.75 13/11/2023 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21520100 23/01/2015 TF 1.25 12/05/2025 -800,000,000 -800,000,000 -78,046,496 -88,395,462 SEK 21520200 06/03/2015 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21520300 01/04/2015 TF 1.25 12/05/2025 -450,000,000 -450,000,000 -43,901,154 -49,722,447 SEK 21520400 24/04/2015 TF 1.25 12/05/2025 -850,000,000 -850,000,000 -82,924,402 -93,920,178 20

SEK 21520500 22/01/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21520600 22/07/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21520700 05/08/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21520800 24/08/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21520900 13/09/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21521000 06/10/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21521100 09/02/2017 TF 1.25 12/05/2025 -600,000,000 -600,000,000 -58,534,872 -66,296,596 SEK 21521200 22/02/2017 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21521300 31/05/2017 TF 1.25 12/05/2025 -1,500,000,000 -1,500,000,000 -146,337,180 -165,741,490 SEK 21521400 22/06/2017 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 21521500 08/11/2017 TF 1.25 12/05/2025 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 21521600 17/01/2018 TF 1.25 12/05/2025 -750,000,000 -750,000,000 -73,168,590 -82,870,745 SEK 21521700 08/03/2018 TF 1.25 12/05/2025 -750,000,000 -750,000,000 -73,168,590 -82,870,745 SEK 21521800 05/04/2019 TF 1.25 12/05/2025 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 21521900 05/06/2019 TF 1.25 12/05/2025 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 21522000 22/07/2019 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22060100 21/01/2016 TF 1.75 12/11/2026 -1,000,000,000 -1,000,000,000 -97,558,120 -110,494,327 SEK 22060200 04/02/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22060300 22/07/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22060400 05/08/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22060500 22/08/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22060600 13/09/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22060700 23/01/2017 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22060800 15/03/2017 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22060900 09/10/2017 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22061000 21/11/2017 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22061100 30/01/2018 TF 1.75 12/11/2026 -200,000,000 -200,000,000 -19,511,624 -22,098,865 SEK 22700100 19/01/2017 TF 0.50 19/07/2022 -3,000,000,000 -3,000,000,000 -292,674,361 -331,482,981 SEK 22870100 02/03/2017 TF 1.50 02/03/2027 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 22870200 02/03/2017 TF 1.50 02/03/2027 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22870300 15/05/2017 TF 1.50 02/03/2027 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22870400 16/08/2017 TF 1.50 02/03/2027 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 22870500 30/08/2017 TF 1.50 02/03/2027 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 22870600 22/01/2018 TF 1.50 02/03/2027 -750,000,000 -750,000,000 -73,168,590 -82,870,745 SEK 22930100 21/03/2017 TF 2.13 21/03/2040 -800,000,000 -800,000,000 -78,046,496 -88,395,462 SEK 22930200 18/01/2018 TF 2.13 21/03/2040 -350,000,000 -350,000,000 -34,145,342 -38,673,014 SEK 22930300 06/03/2018 TF 2.13 21/03/2040 -400,000,000 -400,000,000 -39,023,248 -44,197,731 SEK 23210100 22/01/2018 TF 1.38 12/05/2028 -1,000,000,000 -1,000,000,000 -97,558,120 -110,494,327 SEK 23210200 01/02/2018 TF 1.38 12/05/2028 -1,000,000,000 -1,000,000,000 -97,558,120 -110,494,327 SEK 23210300 23/03/2018 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 23210400 26/04/2018 TF 1.38 12/05/2028 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 23210500 04/06/2018 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 23210600 03/09/2018 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 23210700 12/09/2018 TF 1.38 12/05/2028 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 23210800 10/01/2019 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 23210900 09/04/2019 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 23211000 15/05/2019 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 23211100 15/07/2019 TF 1.38 12/05/2028 -400,000,000 -400,000,000 -39,023,248 -44,197,731 SEK 23270100 30/01/2018 TF 0.88 30/01/2025 -1,500,000,000 -1,500,000,000 -146,337,180 -165,741,490 SEK 23270200 23/03/2018 TF 0.88 30/01/2025 -300,000,000 -300,000,000 -29,267,436 -33,148,298 SEK 23270300 22/01/2020 TF 0.88 30/01/2025 -1,200,000,000 -1,200,000,000 -117,069,744 -132,593,192 SEK 23750100 30/01/2019 TF 1.25 12/11/2029 -1,000,000,000 -1,000,000,000 -97,558,120 -110,494,327 SEK 23750200 08/04/2019 TF 1.25 12/11/2029 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 23750300 13/05/2019 TF 1.25 12/11/2029 -250,000,000 -250,000,000 -24,389,530 -27,623,582 SEK 23890100 08/05/2019 TF 1.19 08/05/2031 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 24080100 19/09/2019 TF 0.13 21/09/2026 -2,000,000,000 -2,000,000,000 -195,116,241 -220,988,654 SEK 24200100 02/12/2019 TF 0.75 02/12/2033 -250,000,000 -250,000,000 -24,389,530 -27,623,582 21

SEK 24200200 28/01/2020 TF 0.75 02/12/2033 -400,000,000 -400,000,000 -39,023,248 -44,197,731 SEK 24280100 17/01/2020 TF 0.13 17/01/2023 -3,000,000,000 -3,000,000,000 -292,674,361 -331,482,981 SEK 24280200 07/05/2020 TF 0.13 17/01/2023 -2,000,000,000 -2,000,000,000 -195,116,241 -220,988,654 SEK 24450100 14/04/2020 TF 0.28 15/05/2023 -3,000,000,000 -3,000,000,000 -292,674,361 -331,482,981 SEK 24470100 23/04/2020 TF 0.13 25/04/2022 -5,000,000,000 -5,000,000,000 -487,790,601 -552,471,635 SEK 24670100 17/09/2020 TF 0.38 17/09/2030 -1,600,000,000 -1,600,000,000 -156,092,992 -176,790,923 SEK 24670200 25/09/2020 TF 0.38 17/09/2030 -450,000,000 -450,000,000 -43,901,154 -49,722,447 SEK 24670300 30/09/2020 TF 0.38 17/09/2030 -950,000,000 -950,000,000 -92,680,214 -104,969,611 SEK 24670400 12/07/2021 TF 0.38 17/09/2030 -500,000,000 -500,000,000 -48,779,060 -55,247,164 SEK 24670500 22/07/2021 TF 0.38 17/09/2030 -300,000,000 -300,000,000 -29,267,436 -33,148,298 SEK 25110100 23/03/2021 TF 0.25 23/03/2026 -1,500,000,000 -1,500,000,000 -146,337,180 -165,741,490 -63,910,000,000.00 -63,910,000,000.00 -6,234,939,465.20 -7,061,692,438.29 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) TRY 13530100 05/09/2007 TF 11.39 05/09/2022 -108,526,025 -134,660,061 -8,839,732 -10,011,881 TRY 13530200 03/08/2011 TF 8.64 05/09/2022 -116,980,415 -138,069,756 -9,063,561 -10,265,389 TRY 13530300 24/10/2012 TF 6.79 05/09/2022 -24,635,150 -28,093,072 -1,844,164 -2,088,700 TRY 13530400 24/10/2012 TF 6.79 05/09/2022 -16,423,433 -18,728,715 -1,229,443 -1,392,467 TRY 13530500 14/05/2014 TF 9.48 05/09/2022 -114,324,053 -137,016,660 -8,994,431 -10,187,092 TRY 13530600 30/05/2014 TF 9.27 05/09/2022 -76,642,610 -91,514,539 -6,007,453 -6,804,042 TRY 13530700 08/07/2014 TF 8.90 05/09/2022 -116,134,504 -137,736,147 -9,041,661 -10,240,586 TRY 13530800 08/10/2014 TF 9.87 05/09/2022 -113,093,413 -136,523,247 -8,962,041 -10,150,407 TRY 13530900 18/02/2015 TF 8.54 05/09/2022 -58,646,633 -69,096,365 -4,535,817 -5,137,266 TRY 13531000 05/03/2015 TF 8.74 05/09/2022 -116,657,552 -137,942,616 -9,055,215 -10,255,936 TRY 13531100 26/03/2015 TF 8.95 05/09/2022 -115,991,255 -137,679,492 -9,037,942 -10,236,373 TRY 13531200 09/06/2015 TF 9.55 05/09/2022 -114,095,282 -136,925,206 -8,988,427 -10,180,293 TRY 13531300 30/10/2015 TF 9.79 05/09/2022 -113,351,537 -136,627,035 -8,968,854 -10,158,124 TRY 13531400 05/02/2016 TF 10.49 05/09/2022 -111,204,817 -135,759,024 -8,911,873 -10,093,588 TRY 13531500 08/04/2016 TF 10.03 05/09/2022 -112,600,199 -136,324,493 -8,948,994 -10,135,630 TRY 13531600 07/12/2016 TF 10.74 05/09/2022 -73,638,475 -90,302,879 -5,927,914 -6,713,955 TRY 13531700 24/01/2017 TF 10.99 05/09/2022 -109,713,058 -135,149,241 -8,871,844 -10,048,251 TRY 13531800 15/02/2017 TF 10.93 05/09/2022 -183,123,190 -225,358,765 -14,793,630 -16,755,266 TRY 13531900 15/03/2017 TF 10.71 05/09/2022 -128,959,564 -158,067,731 -10,376,324 -11,752,224 TRY 13532000 05/04/2017 TF 10.64 05/09/2022 -129,221,954 -158,174,863 -10,383,357 -11,760,190 TRY 13532100 28/04/2017 TF 10.59 05/09/2022 -221,793,238 -271,266,983 -17,807,266 -20,168,509 TRY 13532200 05/05/2017 TF 10.37 05/09/2022 -539,260,616 -656,888,369 -43,121,303 -48,839,188 TRY 13532300 11/05/2017 TF 10.33 05/09/2022 -335,039,906 -407,856,313 -26,773,644 -30,323,830 TRY 13532400 31/05/2017 TF 10.52 05/09/2022 -111,118,528 -135,723,901 -8,909,568 -10,090,976 TRY 21100100 29/04/2014 TF 10.50 29/04/2024 -75,000,000 -75,000,000 -4,923,360 -5,576,197 TRY 21100200 23/03/2015 TF 10.50 29/04/2024 -75,000,000 -75,000,000 -4,923,360 -5,576,197 TRY 21100300 05/11/2015 TF 10.50 29/04/2024 -75,000,000 -75,000,000 -4,923,360 -5,576,197 TRY 21100400 18/01/2017 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21100500 10/04/2017 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21100600 22/01/2018 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21100700 16/03/2018 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21100800 16/07/2018 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21100900 14/08/2018 TF 10.50 29/04/2024 -200,000,000 -200,000,000 -13,128,959 -14,869,859 TRY 21400100 03/10/2014 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21400200 08/06/2015 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21400300 05/11/2015 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21400400 01/04/2016 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21400500 20/07/2016 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21400600 27/10/2016 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21400700 17/11/2016 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21400800 10/01/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21400900 25/01/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 22

TRY 21401000 09/02/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21401100 28/02/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21401200 04/05/2017 TF 9.25 03/10/2024 -200,000,000 -200,000,000 -13,128,959 -14,869,859 TRY 21401300 01/06/2017 TF 9.25 03/10/2024 -200,000,000 -200,000,000 -13,128,959 -14,869,859 TRY 21401400 13/06/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21401500 13/11/2017 TF 9.25 03/10/2024 -150,000,000 -150,000,000 -9,846,719 -11,152,394 TRY 21401600 13/12/2017 TF 9.25 03/10/2024 -150,000,000 -150,000,000 -9,846,719 -11,152,394 TRY 21401700 16/01/2018 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21401800 14/03/2018 TF 9.25 03/10/2024 -150,000,000 -150,000,000 -9,846,719 -11,152,394 TRY 21401900 10/08/2018 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 21402000 30/10/2018 TF 9.25 03/10/2024 -300,000,000 -300,000,000 -19,693,439 -22,304,789 TRY 22220100 08/04/2016 TF 10.34 05/04/2024 -152,857,275 -186,100,556 -12,216,533 -13,836,445 TRY 22220200 20/01/2017 TF 10.97 05/04/2024 -148,578,137 -182,956,966 -12,010,173 -13,602,722 TRY 22810100 16/02/2017 TF 10.16 16/02/2027 -138,340,115 -167,877,082 -11,020,257 -12,481,543 TRY 22890100 07/03/2017 TF 10.00 07/03/2022 -150,000,000 -150,000,000 -9,846,719 -11,152,394 TRY 22890200 14/07/2017 TF 10.00 07/03/2022 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 22890300 21/11/2017 TF 10.00 07/03/2022 -200,000,000 -200,000,000 -13,128,959 -14,869,859 TRY 22890400 30/05/2018 TF 10.00 07/03/2022 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 22890500 09/08/2018 TF 10.00 07/03/2022 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 22890600 13/11/2018 TF 10.00 07/03/2022 -300,000,000 -300,000,000 -19,693,439 -22,304,789 TRY 23440100 20/04/2018 TF 11.00 20/04/2026 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 23440200 15/11/2018 TF 11.00 20/04/2026 -250,000,000 -250,000,000 -16,411,199 -18,587,324 TRY 23580100 01/08/2018 TF 16.00 01/08/2023 -100,000,000 -100,000,000 -6,564,480 -7,434,930 TRY 23600100 03/08/2018 TF 17.00 03/02/2023 -150,000,000 -150,000,000 -9,846,719 -11,152,394 TRY 23600200 09/11/2018 TF 17.00 03/02/2023 -300,000,000 -300,000,000 -19,693,439 -22,304,789 TRY 24510100 12/05/2020 TF 12.00 12/05/2022 -500,000,000 -500,000,000 -32,822,398 -37,174,648 -9,525,950,935.14 -10,313,420,076.92 -677,022,357.06 -766,795,521.61 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) USD 00730100 06/11/1996 TF 7.02 06/11/2026 -107,903,876 -107,903,876 -95,270,948 -107,903,876 USD 00730200 07/04/1998 TF 6.07 06/11/2026 -55,644,600 -55,644,600 -49,129,966 -55,644,600 USD 11070100 02/03/2006 TF 4.88 15/02/2036 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 11410100 22/03/2006 TF 5.14 14/04/2025 -60,030,544 -66,443,683 -58,664,739 -66,443,683 USD 11420100 22/03/2006 TF 5.14 13/06/2025 -58,771,847 -65,050,518 -57,434,679 -65,050,518 USD 11430100 22/03/2006 TF 5.14 12/09/2025 -58,771,847 -65,050,518 -57,434,679 -65,050,518 USD 11440100 22/03/2006 TF 5.15 12/12/2025 -57,281,331 -63,406,950 -55,983,533 -63,406,950 USD 11450100 22/03/2006 TF 5.15 14/04/2026 -133,689,317 -147,985,944 -130,660,378 -147,985,944 USD 11460100 22/03/2006 TF 5.15 12/06/2026 -130,883,502 -144,880,078 -127,918,133 -144,880,078 USD 11470100 22/03/2006 TF 5.15 14/09/2026 -130,883,502 -144,880,078 -127,918,133 -144,880,078 USD 11480100 22/03/2006 TF 5.15 14/12/2026 -127,600,967 -141,246,511 -124,709,969 -141,246,511 USD 14590100 09/07/2008 TF 4.85 09/07/2058 -77,041,217 -84,699,592 -74,783,324 -84,699,592 USD 14590200 20/08/2008 TF 4.78 09/07/2058 -43,628,085 -47,902,779 -42,294,525 -47,902,779 USD 16310100 05/10/2009 TF 4.43 05/10/2039 -56,732,022 -61,869,812 -54,626,357 -61,869,811 USD 16410100 12/11/2009 TF 4.50 12/11/2039 -77,952,856 -85,126,468 -75,160,222 -85,126,468 USD 16650100 22/01/2010 TF 4.68 22/01/2030 -66,510,748 -72,881,829 -64,349,134 -72,881,829 USD 17330100 17/06/2010 TF 2.00 17/06/2040 -50,000,000 -50,000,000 -44,146,212 -50,000,000 USD 17340100 17/06/2010 TF 2.00 17/06/2040 -50,000,000 -50,000,000 -44,146,212 -50,000,000 USD 17460100 26/07/2010 TF 1.96 26/07/2040 -322,175,307 -305,880,000 -270,068,868 -305,880,000 USD 19110100 01/03/2012 TV 3.29 01/03/2022 -110,350,429 -110,350,429 -97,431,069 -110,350,429 USD 19110200 15/05/2017 TV 4.83 01/03/2022 -18,775,817 -18,775,817 -16,577,624 -18,775,817 USD 19110300 10/07/2018 TV 5.23 01/03/2022 -25,038,147 -25,038,147 -22,106,787 -25,038,147 USD 20660100 29/01/2014 TF 3.25 29/01/2024 -3,500,000,000 -3,500,000,000 -3,090,234,858 -3,500,000,000 USD 20660200 10/10/2018 TF 3.25 29/01/2024 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 20780100 17/03/2014 TV 0.00 17/03/2034 -35,000,000 -35,000,000 -30,902,349 -35,000,000 USD 21440100 15/10/2014 TF 2.50 15/10/2024 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 21590100 10/02/2015 TF 1.88 10/02/2025 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 23

USD 21810100 21/07/2015 TF 2.25 15/08/2022 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 22200100 20/04/2016 TF 3.24 20/04/2046 -220,076,660 -234,568,650 -207,106,348 -234,568,650 USD 22260100 13/04/2016 TF 2.13 13/04/2026 -1,500,000,000 -1,500,000,000 -1,324,386,368 -1,500,000,000 USD 22520100 09/11/2016 TF 3.57 09/11/2046 -56,525,000 -60,875,000 -53,748,013 -60,875,000 USD 22550100 21/11/2016 TF 1.50 21/11/2026 -290,856,000 -290,856,000 -256,803,814 -290,856,000 USD 22600100 13/12/2016 TF 3.70 13/12/2046 -130,000,000 -130,000,000 -114,780,152 -130,000,000 USD 22630100 29/12/2016 TV 0.22 29/12/2026 -79,968,000 -79,968,000 -70,605,686 -79,968,000 USD 22660100 12/01/2017 TF 2.25 15/03/2022 -4,000,000,000 -4,000,000,000 -3,531,696,980 -4,000,000,000 USD 22780100 02/02/2017 TF 3.94 02/02/2047 -20,000,000 -20,000,000 -17,658,485 -20,000,000 USD 22820100 23/02/2017 TF 3.82 23/02/2047 -30,000,000 -30,000,000 -26,487,727 -30,000,000 USD 22830100 16/02/2017 TV 0.41 16/02/2024 -279,186,000 -261,186,000 -230,607,452 -261,186,000 USD 22850100 23/02/2017 TF 3.90 23/02/2047 -20,000,000 -20,000,000 -17,658,485 -20,000,000 USD 22860100 28/02/2017 TF 3.90 28/02/2047 -50,000,000 -50,000,000 -44,146,212 -50,000,000 USD 22910100 14/03/2017 TF 3.90 14/03/2047 -30,000,000 -30,000,000 -26,487,727 -30,000,000 USD 22920100 14/03/2017 TF 2.38 15/06/2022 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 22940100 17/03/2017 TF 4.03 17/03/2047 -20,000,000 -20,000,000 -17,658,485 -20,000,000 USD 22980100 28/04/2017 TV 0.14 28/04/2024 -42,390,000 -42,390,000 -37,427,159 -42,390,000 USD 23010100 24/05/2017 TF 2.38 24/05/2027 -1,500,000,000 -1,500,000,000 -1,324,386,368 -1,500,000,000 USD 23150100 18/10/2017 TF 2.00 15/12/2022 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 23200100 17/01/2018 TF 2.50 15/03/2023 -5,000,000,000 -5,000,000,000 -4,414,621,226 -5,000,000,000 USD 23240100 19/01/2018 TV 0.22 19/01/2023 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 23260100 24/01/2018 TV 5.36 24/01/2025 -37,472,832 -37,472,832 -33,085,672 -37,472,832 USD 23260200 10/07/2019 TV 5.68 24/01/2025 -15,547,703 -15,547,703 -13,727,444 -15,547,703 USD 23260300 13/10/2020 TV 5.91 24/01/2025 -13,589,726 -13,589,726 -11,998,699 -13,589,726 USD 23260400 25/01/2021 TV 5.64 24/01/2025 -42,735,043 -42,735,043 -37,731,805 -42,735,043 USD 23260500 18/02/2021 TV 5.62 24/01/2025 -16,428,571 -16,428,571 -14,505,184 -16,428,571 USD 23460100 25/04/2018 TF 2.88 13/06/2025 -1,500,000,000 -1,500,000,000 -1,324,386,368 -1,500,000,000 USD 23460200 06/07/2021 TF 2.88 13/06/2025 -200,000,000 -200,000,000 -176,584,849 -200,000,000 USD 23460300 15/07/2021 TF 2.88 13/06/2025 -300,000,000 -300,000,000 -264,877,274 -300,000,000 USD 23520100 22/06/2018 TV 9.37 22/06/2038 -123,000,000 -123,000,000 -108,599,682 -123,000,000 USD 23560100 17/07/2018 TF 2.88 15/08/2023 -4,000,000,000 -4,000,000,000 -3,531,696,980 -4,000,000,000 USD 23610100 17/08/2018 TV 7.52 17/08/2038 -150,000,000 -150,000,000 -132,438,637 -150,000,000 USD 23660100 25/10/2018 TV 7.48 25/10/2038 -114,000,000 -114,000,000 -100,653,364 -114,000,000 USD 23670100 30/10/2018 TF 3.13 14/12/2023 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 23680100 13/11/2018 TV 8.52 13/11/2023 -16,197,183 -16,197,183 -14,300,886 -16,197,183 USD 23680200 01/03/2019 TV 9.42 13/11/2023 -12,748,598 -12,748,598 -11,256,046 -12,748,598 USD 23690100 13/11/2018 TV 9.21 13/11/2023 -16,174,402 -16,174,402 -14,280,772 -16,174,402 USD 23720100 15/01/2019 TF 2.63 15/03/2024 -4,000,000,000 -4,000,000,000 -3,531,696,980 -4,000,000,000 USD 23730100 22/01/2019 TV 7.25 24/01/2022 -35,612,536 -35,612,536 -31,443,171 -35,612,536 USD 23730200 05/03/2019 TV 7.23 24/01/2022 -25,019,658 -25,019,658 -22,090,463 -25,019,658 USD 23730300 26/03/2019 TV 7.32 24/01/2022 -45,868,323 -45,868,323 -40,498,254 -45,868,323 USD 23810100 21/02/2019 TF 2.63 20/05/2022 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 23860100 25/03/2019 TF 3.00 25/03/2037 -25,000,000 -25,000,000 -22,073,106 -25,000,000 USD 23920100 16/05/2019 TF 2.25 24/06/2024 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 23960100 18/06/2019 TV 0.34 10/06/2022 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 23960200 10/09/2019 TV 0.34 10/06/2022 -500,000,000 -500,000,000 -441,462,123 -500,000,000 USD 23980100 25/06/2019 TF 2.25 25/06/2037 -45,000,000 -45,000,000 -39,731,591 -45,000,000 USD 24060100 28/08/2019 TV 6.19 28/08/2024 -25,280,899 -25,280,899 -22,321,119 -25,280,899 USD 24070100 05/09/2019 TF 1.38 06/09/2022 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 24170100 09/10/2019 TF 1.63 09/10/2029 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 24230100 14/01/2020 TF 1.63 14/03/2025 -4,000,000,000 -4,000,000,000 -3,531,696,980 -4,000,000,000 USD 24310100 30/01/2020 TV 0.30 30/01/2023 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 24330100 10/02/2020 TV 9.55 10/02/2022 -20,569,620 -20,569,620 -18,161,416 -20,569,620 USD 24340100 07/02/2020 TF 2.40 07/02/2035 -300,000,000 -300,000,000 -264,877,274 -300,000,000 USD 24370100 11/02/2020 TF 1.38 15/05/2023 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 24400100 05/03/2020 TV 0.33 05/03/2024 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 24400200 29/09/2020 TV 0.33 05/03/2024 -500,000,000 -500,000,000 -441,462,123 -500,000,000 24

USD 24490100 23/04/2020 TF 0.63 25/07/2025 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 24530100 19/05/2020 TF 0.88 17/05/2030 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 24540100 12/06/2020 TF 4.40 12/06/2025 -37,684,614 -39,342,752 -34,736,670 -39,342,752 USD 24540200 29/01/2021 TF 5.70 12/06/2025 -36,647,993 -37,401,412 -33,022,613 -37,401,412 USD 24550100 09/06/2020 TF 0.25 15/09/2023 -5,000,000,000 -5,000,000,000 -4,414,621,226 -5,000,000,000 USD 24690100 16/09/2020 TF 0.38 15/12/2025 -4,000,000,000 -4,000,000,000 -3,531,696,980 -4,000,000,000 USD 24720100 23/09/2020 TF 0.75 23/09/2030 -1,500,000,000 -1,500,000,000 -1,324,386,368 -1,500,000,000 USD 24770100 13/10/2020 TV 2.83 13/12/2022 -35,429,584 -35,429,584 -31,281,638 -35,429,584 USD 24790100 21/10/2020 TF 0.63 21/10/2027 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 24870100 12/01/2021 TF 0.38 26/03/2026 -5,000,000,000 -5,000,000,000 -4,414,621,226 -5,000,000,000 USD 24910100 21/01/2021 TV 1.05 21/01/2026 -1,000,000,000 -1,000,000,000 -882,924,245 -1,000,000,000 USD 24910200 28/04/2021 TV 1.05 21/01/2026 -500,000,000 -500,000,000 -441,462,123 -500,000,000 USD 24940100 01/02/2021 TV 8.49 01/02/2023 -22,307,202 -22,307,202 -19,695,570 -22,307,202 USD 25020100 16/02/2021 TF 1.25 14/02/2031 -4,000,000,000 -4,000,000,000 -3,531,696,980 -4,000,000,000 USD 25070100 04/03/2021 TV 7.98 04/03/2024 -19,144,863 -19,144,863 -16,903,464 -19,144,863 USD 25150100 27/04/2021 TF 0.38 24/07/2024 -4,000,000,000 -4,000,000,000 -3,531,696,980 -4,000,000,000 USD 25180100 13/05/2021 TF 1.63 13/05/2031 -1,500,000,000 -1,500,000,000 -1,324,386,368 -1,500,000,000 USD 25190100 21/05/2021 TV 1.05 21/05/2028 -500,000,000 -500,000,000 -441,462,123 -500,000,000 USD 25190200 14/07/2021 TV 1.05 21/05/2028 -500,000,000 -500,000,000 -441,462,123 -500,000,000 USD 25220100 28/05/2021 TV 9.03 28/05/2024 -8,951,033 -8,951,033 -7,903,084 -8,951,033 USD 25260100 15/06/2021 TV 8.49 15/06/2023 -19,115,586 -19,115,586 -16,877,614 -19,115,586 USD 25300100 16/08/2021 TV 8.01 16/08/2023 -11,121,703 -11,121,703 -9,819,621 -11,121,703 USD 25320100 24/08/2021 TV 8.49 24/08/2023 -22,292,994 -22,292,994 -19,683,025 -22,292,994 USD 25330100 01/09/2021 TF 0.75 26/10/2026 -3,000,000,000 -3,000,000,000 -2,648,772,735 -3,000,000,000 USD 25410100 01/12/2021 TV 8.85 01/12/2023 -50,000,000 -50,000,000 -44,146,212 -50,000,000 USD 25420100 06/12/2021 TV 10.02 06/12/2023 -19,047,619 -19,047,619 -16,817,605 -19,047,619 USD US29878SB881 30/09/2021 TF 0.08 08/02/2022 -85,000,000 -84,993,094 -75,042,463 -84,993,094 USD US29878SC129 30/09/2021 TF 0.09 01/03/2022 -50,000,000 -49,992,917 -44,139,958 -49,992,917 USD US29878SCG93 16/12/2021 TF 0.15 16/03/2022 -300,000,000 -299,906,250 -264,794,499 -299,906,250 USD US29878SCG93 16/12/2021 TF 0.15 16/03/2022 -345,000,000 -344,892,188 -304,513,674 -344,892,188 USD US29878SCG93 16/12/2021 TF 0.15 16/03/2022 -425,000,000 -424,867,188 -375,125,541 -424,867,187 USD US29878SCG93 17/12/2021 TF 0.15 16/03/2022 -100,000,000 -99,968,750 -88,264,833 -99,968,750 USD US29878SCG93 20/12/2021 TF 0.15 16/03/2022 -50,000,000 -49,984,375 -44,132,417 -49,984,375 USD US29878SCG93 21/12/2021 TF 0.12 16/03/2022 -100,000,000 -99,975,000 -88,270,351 -99,975,000 USD US29878SE935 10/11/2021 TF 0.10 09/05/2022 -5,000,000 -4,998,298 -4,413,118 -4,998,298 USD US29878SEG75 16/11/2021 TF 0.12 16/05/2022 -50,000,000 -49,978,278 -44,127,033 -49,978,278 USD US29878SEP74 12/11/2021 TF 0.21 23/05/2022 -750,000,000 -749,374,375 -661,640,804 -749,374,375 USD US29878SG831 21/10/2021 TF 0.13 08/07/2022 -100,000,000 -99,934,375 -88,234,483 -99,934,375 USD US29878SGR13 28/10/2021 TF 0.13 25/07/2022 -25,000,000 -24,982,118 -22,057,318 -24,982,118 USD US29878SJ231 16/12/2021 TF 0.11 02/09/2022 -50,000,000 -49,962,569 -44,113,164 -49,962,569 USD XS2297842937 05/02/2021 TF 0.19 04/02/2022 -100,000,000 -99,981,321 -88,275,932 -99,981,321 USD XS2297844123 05/02/2021 TF 0.19 04/02/2022 -100,000,000 -99,981,321 -88,275,932 -99,981,321 USD XS2298292546 08/02/2021 TF 0.19 07/02/2022 -100,000,000 -99,979,720 -88,274,519 -99,979,720 USD XS2298292546 08/02/2021 TF 0.19 07/02/2022 -100,000,000 -99,979,720 -88,274,519 -99,979,720 USD XS2298292546 08/02/2021 TF 0.19 07/02/2022 -100,000,000 -99,979,720 -88,274,519 -99,979,720 USD XS2298954194 09/02/2021 TF 0.17 08/02/2022 -100,000,000 -99,981,345 -88,275,954 -99,981,345 USD XS2298954194 09/02/2021 TF 0.17 08/02/2022 -100,000,000 -99,981,615 -88,276,192 -99,981,615 USD XS2308199129 25/02/2021 TF 0.16 24/02/2022 -200,000,000 -199,950,429 -176,541,081 -199,950,429 USD XS2308199129 25/02/2021 TF 0.16 24/02/2022 -25,000,000 -24,993,804 -22,067,635 -24,993,804 USD XS2308199129 25/02/2021 TF 0.16 24/02/2022 -100,000,000 -99,975,214 -88,270,541 -99,975,214 USD XS2317091341 11/03/2021 TF 0.19 10/03/2022 -200,000,000 -199,926,352 -176,519,823 -199,926,352 USD XS2317091341 11/03/2021 TF 0.19 10/03/2022 -75,000,000 -74,972,382 -66,194,934 -74,972,382 USD XS2321400892 17/03/2021 TF 0.19 16/03/2022 -1,000,000,000 -999,599,737 -882,570,844 -999,599,737 USD XS2327324070 29/03/2021 TF 0.17 28/02/2022 -50,000,000 -49,985,887 -44,133,752 -49,985,887 USD XS2331727821 09/04/2021 TF 0.19 31/03/2022 -100,000,000 -99,951,966 -88,250,015 -99,951,966 USD XS2331732235 09/04/2021 TF 0.19 08/04/2022 -500,000,000 -499,738,495 -441,231,234 -499,738,495 USD XS2331774310 09/04/2021 TF 0.19 30/03/2022 -500,000,000 -499,762,499 -441,252,428 -499,762,499 25

USD XS2337497965 29/04/2021 TF 0.18 28/04/2022 -500,000,000 -499,701,454 -441,198,529 -499,701,454 USD XS2337899848 27/04/2021 TF 0.17 19/04/2022 -500,000,000 -499,739,300 -441,231,944 -499,739,300 USD XS2342028128 10/05/2021 TF 0.16 09/05/2022 -150,000,000 -149,914,139 -132,362,828 -149,914,139 USD XS2342057655 07/05/2021 TF 0.16 07/02/2022 -240,000,000 -239,959,516 -211,866,075 -239,959,516 USD XS2342057655 07/05/2021 TF 0.14 07/02/2022 -30,000,000 -29,995,492 -26,483,748 -29,995,492 USD XS2342057655 07/05/2021 TF 0.14 07/02/2022 -10,000,000 -9,998,524 -8,827,939 -9,998,524 USD XS2355518023 15/06/2021 TF 0.10 16/05/2022 -400,000,000 -399,849,029 -353,036,402 -399,849,029 USD XS2356047287 16/06/2021 TF 0.09 15/06/2022 -500,000,000 -499,786,935 -441,274,003 -499,786,935 USD XS2356057088 16/06/2021 TF 0.09 09/06/2022 -200,000,000 -199,917,853 -176,512,320 -199,917,853 USD XS2360037100 28/06/2021 TF 0.11 16/06/2022 -500,000,000 -499,739,350 -441,231,988 -499,739,350 USD XS2360866821 30/06/2021 TF 0.10 29/06/2022 -400,000,000 -399,800,202 -352,993,292 -399,800,202 USD XS2367134074 16/07/2021 TF 0.09 19/04/2022 -400,000,000 -399,888,052 -353,070,856 -399,888,052 USD XS2367837825 19/07/2021 TF 0.09 18/07/2022 -75,000,000 -74,961,687 -66,185,491 -74,961,687 USD XS2372965165 02/08/2021 TF 0.09 02/02/2022 -75,000,000 -74,993,815 -66,213,858 -74,993,815 USD XS2374412810 06/08/2021 TF 0.09 07/02/2022 -300,000,000 -299,970,722 -264,851,423 -299,970,722 USD XS2393972638 01/10/2021 TF 0.10 01/02/2022 -205,000,000 -204,981,329 -180,982,985 -204,981,329 USD XS2396123858 06/10/2021 TF 0.10 06/04/2022 -300,000,000 -299,920,040 -264,806,675 -299,920,040 USD XS2396632064 05/10/2021 TF 0.11 07/03/2022 -1,000,000,000 -999,807,586 -882,754,358 -999,807,586 USD XS2397057071 07/10/2021 TF 0.10 07/04/2022 -250,000,000 -249,930,991 -220,670,131 -249,930,991 USD XS2401967943 22/10/2021 TF 0.13 22/07/2022 -100,000,000 -99,925,360 -88,226,523 -99,925,360 USD XS2407351993 09/11/2021 TF 0.09 10/05/2022 -200,000,000 -199,933,226 -176,525,892 -199,933,226 USD XS2410060771 15/11/2021 TF 0.15 23/05/2022 -500,000,000 -499,697,360 -441,194,915 -499,697,360 USD XS2417193831 29/11/2021 TF 0.14 31/05/2022 -10,000,000 -9,994,027 -8,823,969 -9,994,027 USD XS2419410944 07/12/2021 TF 0.11 10/05/2022 -200,000,000 -199,918,789 -176,513,146 -199,918,789 USD XS2419428136 06/12/2021 TF 0.12 06/06/2022 -250,000,000 -249,869,246 -220,615,615 -249,869,246 USD XS2420254406 10/12/2021 TF 0.06 10/05/2022 -200,000,000 -199,956,678 -176,546,599 -199,956,678 USD XS2420666856 08/12/2021 TF 0.05 16/05/2022 -33,000,000 -32,993,768 -29,130,998 -32,993,768 USD XS2425849291 21/12/2021 TF 0.05 21/06/2022 -14,000,000 -13,996,489 -12,357,840 -13,996,489 -118,912,655,901.94 -119,005,933,379.95 -105,073,223,891.85 -119,005,933,379.91 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) ZAR 21290100 29/07/2014 TF 8.38 29/07/2022 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21290200 11/08/2014 TF 8.38 29/07/2022 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21290300 03/03/2015 TF 8.38 29/07/2022 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21290400 25/08/2017 TF 8.38 29/07/2022 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21290500 10/11/2017 TF 8.38 29/07/2022 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21290600 10/11/2017 TF 8.38 29/07/2022 -250,000,000 -250,000,000 -13,840,830 -15,676,125 ZAR 21290700 11/01/2019 TF 8.38 29/07/2022 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21290800 07/03/2019 TF 8.38 29/07/2022 -750,000,000 -750,000,000 -41,522,491 -47,028,374 ZAR 21390100 17/09/2014 TF 8.50 17/09/2024 -1,500,000,000 -1,500,000,000 -83,044,983 -94,056,747 ZAR 21390200 02/12/2014 TF 8.50 17/09/2024 -400,000,000 -400,000,000 -22,145,329 -25,081,799 ZAR 21390300 11/02/2015 TF 8.50 17/09/2024 -1,100,000,000 -1,100,000,000 -60,899,654 -68,974,948 ZAR 21390400 28/05/2015 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21390500 12/01/2016 TF 8.50 17/09/2024 -750,000,000 -750,000,000 -41,522,491 -47,028,374 ZAR 21390600 06/04/2016 TF 8.50 17/09/2024 -400,000,000 -400,000,000 -22,145,329 -25,081,799 ZAR 21390700 02/06/2016 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21390800 07/09/2016 TF 8.50 17/09/2024 -400,000,000 -400,000,000 -22,145,329 -25,081,799 ZAR 21390900 06/11/2017 TF 8.50 17/09/2024 -550,000,000 -550,000,000 -30,449,827 -34,487,474 ZAR 21391000 20/12/2017 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21391100 04/03/2019 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21391200 03/05/2019 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21391300 22/01/2020 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21510100 22/01/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21510200 11/03/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21510300 28/04/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21510400 06/08/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 26

ZAR 21510500 23/11/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21510600 19/01/2016 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21510700 20/06/2016 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21510800 30/08/2016 TF 8.13 21/12/2026 -400,000,000 -400,000,000 -22,145,329 -25,081,799 ZAR 21510900 30/08/2016 TF 8.13 21/12/2026 -250,000,000 -250,000,000 -13,840,830 -15,676,125 ZAR 21511000 14/10/2016 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21511100 29/03/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21511200 01/06/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21511300 22/06/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21511400 27/07/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21511500 24/08/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21511600 29/09/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21550100 09/02/2015 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21550200 08/09/2016 TF 7.25 28/02/2023 -300,000,000 -300,000,000 -16,608,997 -18,811,349 ZAR 21550300 19/07/2017 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21550400 17/11/2017 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21550500 28/02/2019 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21550600 08/11/2019 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21830100 29/07/2015 TF 8.50 10/12/2024 -1,000,000,000 -1,000,000,000 -55,363,322 -62,704,498 ZAR 21860100 18/08/2015 TF 8.75 18/08/2025 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21860200 09/11/2017 TF 8.75 18/08/2025 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 21860300 15/01/2019 TF 8.75 18/08/2025 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22990100 05/05/2017 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22990200 22/01/2018 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22990300 10/07/2018 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22990400 02/10/2018 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22990500 22/01/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22990600 11/02/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22990700 01/04/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22990800 03/05/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22990900 10/07/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22991000 05/11/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22991100 21/01/2020 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22991200 17/02/2020 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 22991300 28/08/2020 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 23140100 18/10/2017 TF 9.00 18/10/2032 -652,278,952 -774,986,942 -42,905,851 -48,595,167 ZAR 23140200 04/05/2018 TF 8.72 18/10/2032 -843,639,408 -997,100,379 -55,202,789 -62,522,679 ZAR 23140300 29/01/2019 TF 9.19 18/10/2032 -478,102,595 -570,054,672 -31,560,120 -35,744,992 ZAR 24050100 13/08/2019 TF 7.65 13/08/2026 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 24290100 23/01/2020 TF 7.25 23/01/2030 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 24290200 14/04/2020 TF 7.25 23/01/2030 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 24290300 13/08/2020 TF 7.25 23/01/2030 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 24290400 07/10/2020 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,840,830 -15,676,125 ZAR 24290500 28/10/2020 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,840,830 -15,676,125 ZAR 24290600 15/04/2021 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,840,830 -15,676,125 ZAR 24290700 19/05/2021 TF 7.25 23/01/2030 -500,000,000 -500,000,000 -27,681,661 -31,352,249 ZAR 24290800 11/11/2021 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,840,830 -15,676,125 ZAR 24620100 27/07/2020 TF 6.75 27/07/2030 -170,000,000 -170,000,000 -9,411,765 -10,659,765 ZAR 24630100 02/09/2020 TF 7.88 02/09/2035 -310,000,000 -341,781,239 -18,922,145 -21,431,221 ZAR 24660100 21/09/2020 TF 5.80 21/09/2027 -170,000,000 -170,000,000 -9,411,765 -10,659,765 ZAR 24710100 30/09/2020 TF 5.94 30/09/2027 -170,000,000 -170,000,000 -9,411,765 -10,659,765 ZAR 24740100 28/09/2020 TF 6.50 28/09/2032 -750,000,000 -750,000,000 -41,522,491 -47,028,374 ZAR 24740200 04/05/2021 TF 6.50 28/09/2032 -250,000,000 -250,000,000 -13,840,830 -15,676,125 ZAR 24740300 11/11/2021 TF 6.50 28/09/2032 -250,000,000 -250,000,000 -13,840,830 -15,676,125 ZAR 24750100 06/10/2020 TF 6.10 06/10/2027 -170,000,000 -170,000,000 -9,411,765 -10,659,765 ZAR XS2348662730 27/05/2021 TF 5.00 26/05/2022 -500,000,000 -490,474,948 -27,154,322 -30,754,986 ZAR XS2386585785 09/09/2021 TF 4.97 09/06/2022 -500,000,000 -489,497,266 -27,100,195 -30,693,680 27

ZAR XS2397373155 07/10/2021 TF 5.20 07/07/2022 -1,000,000,000 -974,219,137 -53,936,008 -61,087,922 ZAR XS2409269896 12/11/2021 TF 4.87 12/05/2022 -500,000,000 -491,401,622 -27,205,626 -30,813,092 -41,764,020,954.80 -42,109,516,205.56 -2,331,322,696.55 -2,640,456,086.11 Totals -440,114,858,506.42 -498,474,088,744.37 (1) The USD equivalent amount may be calculated using the EUR/USD conversion rate of 1.1326 utilized for establishing the balance sheet of the registrant as at December 31, 2021 28